                               TIME HORIZON FUNDS



                                  PORTFOLIO 1

                                  PORTFOLIO 2

                                  PORTFOLIO 3







                                 ANNUAL REPORT
                                 JUNE 30, 1998



                           [TIME HORIZON FUNDS LOGO]

                                NOT FDIC INSURED

                               TIME HORIZON FUNDS
                   103 Bellevue Parkway, Wilmington, DE 19809
                                 1-800-247-9728

              MANAGER                       INDEPENDENT ACCOUNTANTS
 Bank of America National Trust and        PricewaterhouseCoopers LLP
        Savings Association               1177 Avenue of the Americas
       555 California Street                   New York, NY 10036
      San Francisco, CA 94104

            DISTRIBUTOR                           FUND COUNSEL
    Provident Distributors, Inc.             Vedder, Price, Kaufman
    Four Falls Corporate Center                    & Kammholz
             6th Floor                       222 N. LaSalle Street
     W. Conshohocken, PA 19428                 Chicago, IL 60601

FUND SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY, NOR ARE THEY OBLIGATIONS OF OR OTHERWISE ENDORSED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY.

The Time Horizon Funds are sponsored and distributed by Concord Financial Group, Inc., which is unaffiliated with Bank of America. Bank of America serves as manager and receives fees for such services. From time to time, Bank of America may provide other services to the Funds for additional fees, as disclosed in the Funds' prospectus.

This material must be preceded or accompanied by a current prospectus.

---------------------------------------------------------------------------
                  INVESTMENTS IN THE TIME HORIZON FUNDS ARE NOT BANK
NOT               DEPOSITS AND ARE NOT OBLIGATIONS OF, OR GUARANTEED BY,
FDIC              BANK OF AMERICA OR ANY OF ITS AFFILIATES. MUTUAL FUNDS
INSURED           ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE
                  LOSS OF THE PRINCIPAL AMOUNT INVESTED.
---------------------------------------------------------------------------

                                                                        Contents

                                     UNDERSTANDING YOUR
                                       SHAREHOLDER REPORT                 2-4

                                     TIME HORIZON FUND FACTS                5

                                     LETTER FROM THE MANAGER              6-8

                                     INTERVIEW WITH THE TIME HORIZON
                                       FUNDS INVESTMENT MANAGEMENT
                                       TEAM                              9-20

                                     SCHEDULES OF PORTFOLIO
                                       INVESTMENTS                      21-57

                                     STATEMENTS OF ASSETS
                                       AND LIABILITIES                     58

                                     STATEMENTS OF OPERATIONS              59

                                     STATEMENTS OF CHANGES
                                       IN NET ASSETS                    60-61

                                     NOTES TO FINANCIAL STATEMENTS      62-70

                                     FINANCIAL HIGHLIGHTS               71-79

                                     REPORT OF INDEPENDENT AUDITORS        80

UNDERSTANDING  YOUR  SHAREHOLDER  REPORT

As a mutual fund shareholder, you receive two financial reports a year that contain important information about your investment. The financial statements and financial highlights included in annual reports are audited by an independent public accounting firm and cover the activity for the past fiscal year. The independent public accountant provides an opinion letter in each audited report. A semi-annual report is a six-month interim report that includes financial statements that are generally not audited by an independent public accounting firm.

This guide will help you extract the
information from the report.

The TABLE OF CONTENTS helps you locate
the information you want.

The LETTER FROM THE MANAGER
provides a brief overview of the
economy and how it affects the
financial markets.

The INTERVIEW WITH THE TIME
HORIZON FUNDS INVESTMENT
MANAGEMENT TEAM provides you with
specific information about the
Funds during the period and
general investment strategies
going forward.

                                                                            LOGO

                         Because a picture or chart can help clarify the text, The TIME HORIZON FUND FACTS illustrate the most important features of the Funds. The illustrations represent the current asset allocation and target asset allocation ranges for each portfolio, as well as a brief description of the Manager's investment strategy.

LOGO

In annual reports, mutual funds that are not "money market funds are required by the Securities and Exchange Commission (SEC) to provide shareholders with a comparison of a hypothetical $10,000 investment in the Fund to a benchmark index of the broader market. The performance of the benchmark index depicts the aggregate performance of investments similar to those in the Fund for the same time period. While the benchmark index provides a general representation of the market, there are two reasons why it should be used only as a guide. First, the Fund, in its prospectus, must clearly define which investments can be made by the Fund. The index does not necessarily have the same limitations. Second, the index does not reflect any expenses that

                                    [CHART]
accompany a real investment, such as sales charges, management fees, portfolio transaction costs or the cash reserves required to provide daily liquidity. The performance of the Fund must show these costs as well as any front-end or deferred sales charges.

The financial statements summarize and describe the Funds' financial transactions. They are broken down into four different statements, which are illustrated below:

The SCHEDULES OF PORTFOLIO INVESTMENTS list each investment holding in the Funds as of the date of the financial statements. Investments may be grouped by category (by industry or security type, for example). The percentage of each Fund's net assets represented by these groupings is also disclosed.

                                 TYPE OF SECURITY

[Graphic of Schedules            INDUSTRY SECTOR AND PERCENTAGE OF THE FUND'S
of Portfolio Investments]        NET ASSETS REPRESENTED BY INVESTMENTS IN THAT
                                 SECTOR (IF APPLICABLE)

                                 PORTFOLIO HOLDINGS WITH SHARES AND MARKET VALUE AS OF REPORT DATE

The STATEMENTS OF ASSETS AND LIABILITIES list all the assets and liabilities of the Funds as of the date of the Statements. This is an individual fund's "balance sheet." Also disclosed in the Statements are the Funds' net asset values per share and their maximum offering prices per share as of the date of the Statements. The Statements also list the accounts that comprise the Funds' net assets (capital stock, undistributed income, etc.).

[Graphic of Statements          SUMMARY OF THE FUND'S INVESTMENTS AND ALL OTHER
of Assets and Liabilities]       ASSETS OWNED BY THE FUND, INCLUDING AMOUNTS
                                 OWED TO THE FUND BY OUTSIDE PARTIES

                                 SUMMARY OF ALL AMOUNTS OWED TO OUTSIDE PARTIES BY THE FUND

                                 NET RESULTS OF ASSETS LESS LIABILITIES

                                 THE MARKET VALUE OF THE FUND'S TOTAL NET ASSETS DIVIDED BY THE NUMBER OF SHARES OUTSTANDING

THE CURRENT NET ASSET VALUE PER SHARE PLUS SALES CHARGE, IF ANY

The STATEMENTS OF OPERATIONS show the amount of dividend and interest income earned from each Fund's investments, the expenses incurred by the Funds from their operations and any gains or losses, both realized and unrealized, by the Funds from holding and/or selling any investments.

                                 INCOME EARNED FROM THE FUND'S INVESTMENTS

                                 OPERATING EXPENSES INCURRED BY THE FUND DURING THE PERIOD
[STATEMENT OF OPERATIONS
TABLE] GAINS OR LOSSES REALIZED UPON THE SALE OF THE FUND'S INVESTMENTS AND ANY CHANGE IN UNREALIZED GAINS OR LOSSES ON FUND HOLDINGS DURING THE PERIOD

                                 NET CHANGE IN NET ASSETS DUE TO FUND OPERATIONS



The STATEMENTS OF CHANGES IN NET ASSETS show the changes in the net assets of the Funds during each of the two most recent reporting periods. The changes in net assets are generally broken down into four distinct sections:

                                 OPERATIONS: SEE STATEMENTS OF OPERATIONS

                                 DIVIDENDS TO SHAREHOLDERS: TOTAL INCOME
                                 DIVIDENDS PAID TO SHAREHOLDERS DURING THE
                                 PERIODS

[STATEMENT OF CHANGES IN NET
ASSETS TABLE]                    NET REALIZED GAINS: TOTAL REALIZED GAINS
                                 DISTRIBUTED TO SHAREHOLDERS DURING THE PERIODS

                                 FUND SHARE TRANSACTIONS: DOLLAR VALUE OF FUND SHARES PURCHASED, REDEEMED OR REINVESTED DURING THE PERIODS



The NOTES TO FINANCIAL STATEMENTS are footnotes to the Statements listed above. These footnotes include information on accounting methods used by the Funds, contractual arrangements between the Funds and their service providers, certain transactions effected by the Funds and other general information about the Funds.

The FINANCIAL HIGHLIGHTS show, for a single share outstanding throughout each period presented, the net investment income, the realized and unrealized gains and losses and the dividends and distributions of the Funds. It also shows key data and ratios such as the total investment return for each period, the portfolio turnover rate for the Funds, the ratio of expenses to average net assets and the ratio of net investment income to average net assets.

TIME HORIZON FUND FACTS

    The Time Horizon Funds offer three asset allocation funds that target specific investment time horizons, shown below. Each Fund seeks to provide long-term investors maximum total return over its stated time period, while also increasingly emphasizing capital preservation as the Fund approaches its target time horizon.

    To accomplish this, the investment management team invests in a combination of stocks, bonds and a small amount of cash. The mix among these asset categories will change according to current market conditions, as well as to how close each Fund is to its target time horizon. By selecting the Time Horizon Fund that most closely matches the expected timing of major investment goals, such as sending a child to college, retirement or purchasing a home, you'll be investing in a portfolio of investments that is managed with a time horizon similar to that of your own goals. Of course, no mutual fund can guarantee that an investor's goals will be met.

[CAPTION]

                               PORTFOLIO 1          PORTFOLIO 2          PORTFOLIO 3
      TIME HORIZON                2005                 2015                 2025
----------------------------------------------------------------------------------------

ASSET ALLOCATION(1)
(AS OF 06/30/98)               [PIE CHART]          [PIE CHART]          [PIE CHART]
----------------------------------------------------------------------------------------
CURRENT ALLOCATION RANGES(2)
    STOCKS                       15%-45%              30%-70%             40%-100%
    BONDS                        55%-85%              30%-70%              0%-60%

CURRENT TARGET
ASSET ALLOCATION               [PIE CHART]          [PIE CHART]          [PIE CHART]
----------------------------------------------------------------------------------------

------------------------------

(1) The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

(2) Under normal market conditions, each portfolio is currently managed within the strategic asset allocation ranges shown, based on the Portfolio Manager's evaluation of the anticipated returns and risks for the various asset classes in the near term. The portfolio will change its focus over time, increasingly emphasizing capital preservation as it nears its target time horizon. After a portfolio reaches its time horizon target date, it is anticipated that it will continue to be managed with a predominant emphasis on capital preservation.

LETTER FROM THE MANAGER

Dear Shareholder:

The Time Horizon Funds completed the year again with solid total returns in an environment that continued to be favorable to stocks and reasonable to fixed-income securities. The broad U.S. stock market gained 17.71% and 30.18% for the six and twelve months ended June 30, 1998, respectively. Intermediate-term U.S. bonds delivered total returns of 3.92% and 10.54% for six months and one year, respectively. Overseas, where economic conditions are mixed, equity securities advanced 16.02% and 6.37% during the six and twelve month periods, respectively.*

                                                     [PHOTO OF JOHNSON]

                                                              David R. Johnsen

                                                                 Senior Vice
                                                                  President

                                                               Bank of America
                                                                    NT&SA

                                                             Investment Advisors
                                                                  Division

                                                             Mr. Johnsen plays a
                                                               key role in the
                                                                  portfolio
                                                              management of the
                                                             Time Horizon Funds

FAVORABLE CONDITIONS FOR FINANCIAL ASSETS

The U.S. securities market continues to be the beneficiary of low inflation, steady real economic growth and wage increases being offset by productivity gains. These are the conditions that are favorable to business earnings and the performance of financial assets, especially equities. Although year over year growth of corporate earnings slowed, they grew at a higher-than-expected rate again during the past one-year period. This gave investors reason to be optimistic about further earnings gain.

This belief, along with the steady flow of money flowing to mutual funds and into retirement vehicles by Americans, helped boost the prices of U.S. stocks and bonds. Another possible contributing factor was the reduced capital gains tax rate, which makes the after-tax returns of investing in equity securities more attractive.

For the third consecutive year, the stocks of large companies benefited most from this positive scenario. Throughout most of the year, indices for large-capitalization stocks outperformed those that track middle and small-capitalization stocks. The S&P 500 delivered a 12-month total return of 30.18%, compared to a return of 27.08% for the S&P 400, an index of middle-capitalization stocks, and 19.47% gain for the S&P 600, a small-capitalization index.**

Since October of 1997, the fixed income market has been uncertain as to whether unemployment and strong domestic consumer demand would overheat the economy, or if the Asian turmoil would slow the U.S. economy to the point of recession. This scenario has left the Federal

---------------

 * As measured by the Standard & Poor's 500 Index of Large-Cap Common Stocks; the Lehman Brothers Aggregate Bond Index, and the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index from 7/1/97 through 6/30/98. These indices are representative of the large capitalization U.S. equity, U.S. bond, and International markets, respectively. Each index cannot be invested in directly.

** As measured by the Standard & Poor's 500 Index of Large-Cap Common Stocks, the S&P 400 Index of Mid-Cap Common Stocks and the S&P 600 Index of Small-Cap Common Stocks from 7/1/97 through 6/30/98. These indices are representative of the large, middle and small-capitalization U.S. equity markets, respectively. Each index cannot be invested in directly.

Reserve Board's monetary policy on hold. While overall interest rate volatility has remained low, levels in the longer maturity range have declined and quality spreads have widened. The third and fourth quarter of 1998 will most likely provide an answer to which outcome will prevail.

SMALL-CAP STOCKS INTRODUCED

Since reaching the target investment allocation outlined in the Funds' prospectus last year, we have lowered our targeted proportion of equities in the Time Horizon Funds, and have also introduced smaller-capitalization stocks in Portfolios 2 and 3. This lowering of proportion of equities and adding small-cap equities began late in the first quarter of 1998 and may continue throughout 1998. Each Fund continues to be diversified within and across a combination of four asset classes -- U.S. stocks, foreign stocks, bonds and cash.

We continue to make modest adjustments in each Fund's asset allocation from time to time, to reflect changes in market conditions, but without deviating from the Fund's stated long-term objective (i.e., to deliver a competitive return without undue risk by a given date). As each Fund's time horizon approaches target maturity, we will continue to modify the Funds' asset combinations to achieve an increasingly conservative risk/reward ratio. Over time, the proportion of equities in your Fund may continually be reduced, the average maturity of the fixed-income investments may grow smaller, or other steps may be taken to keep the Fund's overall risk level consistent with the objectives of each Portfolio.

We continue to seek out individual securities that offer good value and the potential for superior long-term returns. We focus on purchasing undervalued equity shares of companies that can potentially deliver above-average earnings growth. On the fixed-income side, we seek securities that may provide an income or yield advantage without a commensurate increase in risk.

POISED TO PURSUE REAL-LIFE GOALS

As you know, the Time Horizon Funds are comprised of Portfolios 1, 2 and 3, each of which currently has three classes of shares: A Shares, B Shares and K Shares.

During the fiscal year ended June 30, 1998, A shares were offered without a front-end sales charge, qualifying this class of shares as no-load. B Shares of each Portfolio are subject to a contingent deferred sales charge (maximum 5%). K Shares, which are offered primarily to 401(k) plan and other retirement plan participants and certain other eligible individuals, are offered without a sales charge.

As we continue to fine tune each portfolio, our commitment to you is to maintain a strategy that makes sense for your timeframe. In other words, we will focus on generating solid, long-term returns at a level of risk appropriate to meet your real-life goals.

Finally, we wish to thank you for your continued investment in and support of the Time Horizon Funds.

                                           Sincerely,

                                           /s/ David R. Johnsen
                                           David R. Johnsen

                               TIME HORIZON FUNDS

               RESULTS (UNAUDITED) OF SPECIAL SHAREHOLDER MEETING
                             HELD ON JUNE 26, 1998

On June 26, 1998, a special meeting of shareholders of Time Horizon Funds (the "Trust") was held in order to vote on the following proposals:

    (1)  to elect six Trustees to the Board of Trustees;

    (2) to approve an Investment Advisory Agreement between the Trust and Bank of America NT&SA;

    (3) to approve a new investment advisory agreement between the Trust and Bank of America NT&SA in connection with the merger of BankAmerica Corporation and NationsBank Corporation; and

    (4) to approve the selection of Price Waterhouse LLP as the Trust's independent auditors for the current fiscal year.

The voting results for each proposal are shown below:

                                                        SHARES
                              VOTE      SHARES       REPRESENTED                            ABSTAINED/
         PROPOSAL            BASIS*   OUTSTANDING   AT THE MEETING    IN FAVOR    OPPOSED    WITHHELD
         --------            ------   -----------   --------------    --------    -------   ----------
PROPOSAL 1                  by Trust  11,201,304      10,531,504
 Edward S. Bottum                                                    10,370,264        0     161,240
 William P. Carmichael                                               10,372,590        0     158,914
 Thomas M. Collins                                                   10,378,355        0     153,149
 Douglas B. Fletcher                                                 10,379,791        0     151,713
 Robert E. Greeley                                                   10,379,791        0     151,713
 Cornelius J. Pings                                                  10,379,791        0     151,713
PROPOSAL 2                  by Fund
                              TH1      3,397,265       3,024,574      2,980,027    6,646      37,901
                              TH2      3,839,894       3,627,147      3,568,099   19,710      39,388
                              TH3      3,964,143       3,879,759      3,813,311   14,323      52,104
PROPOSAL 3                  by Fund
                              TH1      3,397,265       3,024,574      2,978,462    2,730      43,381
                              TH2      3,839,894       3,627,147      3,570,577   21,835      34,735
                              TH3      3,964,143       3,879,759      3,815,068   23,422      41,269
PROPOSAL 4                  by Trust  11,201,304      10,531,504     10,381,124   40,169     110,211

* KEY:
 Trust = Time Horizon Funds
 TH1 = Time Horizon Portfolio 1
 TH2 = Time Horizon Portfolio 2
 TH3 = Time Horizon Portfolio 3

TIME HORIZON PORTFOLIO 1
TIME HORIZON PORTFOLIO 2
TIME HORIZON PORTFOLIO 3

AN INTERVIEW WITH THE TIME HORIZON FUNDS INVESTMENT MANAGEMENT TEAM

DAVID R. JOHNSEN, SENIOR VICE PRESIDENT, AND
MICHAEL J. BUDD, VICE PRESIDENT

Q
    WHAT WERE THE MOST SIGNIFICANT FACTORS IN THE PORTFOLIOS' PERFORMANCE DURING THE PAST 12 MONTHS?

A
    As I mentioned in my letter, the continuation of the slow economic expansion of the U.S. economy, combined with low inflation, has been beneficial primarily to equities and to a lesser extent bonds. The slow expansion has allowed companies to offset slightly higher wage increases with productivity gains that has led to a continuation of improved earnings. In turn, investors have been encouraged by the continuation of earnings growth and lower long-term interest rates and have been willing to pay higher prices for stocks in hopes of receiving larger income and capital appreciation in the future.

Add the increased demand for stocks coming from generations preparing for a retirement without Social Security, and you have a formula for a very strong market for U.S. stocks.

Q
    HOW DID THE STRENGTH OF THE U.S. STOCK MARKET AFFECT YOUR STRATEGIC ALLOCATION OF THE PORTFOLIOS?
A
    The continued expansion of the U.S. equity market had a slight impact on the allocations of the portfolios. Each portfolio has a target level of equity participation, ranging from a low of 35% for Portfolio 1 to a high of 70% for the Portfolio 3, which has a longer time horizon. Throughout most of the year we allowed the equities to grow with the markets advance. And, since the market conditions were favorable, we had no reason to adjust the target levels of the allocations.

We did begin to reduce the equity proportion of the funds late in the year, which is normal, as we get closer to specific time horizons.

Q
    YOU MENTIONED EARLIER THAT YOU SEEK "GOOD VALUE AND THE POTENTIAL FOR SUPERIOR LONG-TERM GROWTH." HOW DO YOU PURSUE THIS IN THE U.S. STOCK MARKETS?
A
    Our approach is to focus on choosing individual securities that embody those characteristics. We maintain a neutral allocation among the various sectors of the stock market (e.g., financial, technology, healthcare), meaning that the percentage of stocks from any sector should be roughly equivalent to that of the Standard & Poor's 500, 600 and 400 Indices. We seek added value by identifying the most promising companies within each industry of a sector rather than the best-performing industries or sectors.

Q
    GIVE US AN EXAMPLE OF HOW YOU CHOOSE AN INDIVIDUAL COMPANY WITHIN AN
INDUSTRY.
A
    Back in October we bought Cisco Systems (.27%, .31% and .48% of total net assets for Portfolios 1, 2 and 3, respectively) and sold our holding of 3Com.

3Com's earnings estimates had been lowered and the outlook for earnings growth had become more clouded. Cisco Systems on the other hand, which is in the same industry, was not seeing a slowdown and its earnings expectations were still very good. Although somewhat more expensive on the value side, the earnings momentum and certainty of Cisco Systems led us to make the switch.

This exchange of 3Com to Cisco Systems points out our goal of not only staying neutral in the same industry but also not trying to time the market. We believe in being fully invested and in keeping shareholders' assets working in long-term securities that can meet their goals. Cash levels in the Portfolios have been consistently below 10%, the maximum amount permitted under normal market conditions by the prospectus, and have declined to 0% at times during the past year.

Q
    HOW DO YOU MANAGE THE FIXED-INCOME PORTION OF THE PORTFOLIO TO SEEK "SUPERIOR LONG-TERM RETURNS?"
A
    In general, we invest in fixed-income securities to generate income rather than capital appreciation. Lower than average spread volatility during this period enabled our commitment to agencies, corporate, asset-backed securities and mortgage-backed securities to generate a favorable return.

Q
    HOW DO THE FIXED-INCOME PORTIONS OF THE THREE PORTFOLIOS DIFFER?
A
   In keeping with the respective objectives of the Portfolios, the holdings are somewhat different, so that the highest overall quality and shortest average maturity and duration are reflected in Portfolio 1, which also has the shortest time horizon. At the end of the fiscal year, the average credit quality (relative level of risk of default), average maturity and duration of each Portfolio were as follows:
---------------------------------------

                       PORTFOLIO 1   PORTFOLIO 2   PORTFOLIO 3
                       -----------   -----------   -----------
Credit quality                AAA           AAA           AA1
Avg. Maturity          3.90 years    4.60 years    5.50 years
Duration               2.80 years    3.30 years    3.70 years
---------------------------------------

Higher duration portfolios typically suffer greater losses when interest rates rise and post larger gains when rates fall. We could try to manipulate the Portfolios' results by attempting to predict the direction of interest rates and adjusting their durations accordingly. Instead, we try to maintain a neutral weighting compared to the appropriate index and concentrate more on finding fixed-income securities that may provide a higher yield for a better price and little or no additional risk.

Q
    WHAT HAPPENED TO YOUR FOREIGN EQUITY ALLOCATION? HOW DO YOU MANAGE THIS PORTION OF THE PORTFOLIO TO SEEK "SUPERIOR LONG-TERM RETURNS?"
A
    We have maintained the allocations at or very near the target levels, despite the fact that foreign equity markets underperformed the U.S. stock market in absolute and dollar terms.

As measured in U.S. dollars, the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index posted a gain of 16.02% in the first half of 1998 and 6.37% in the past twelve months.***

While foreign markets continue to lag those here at home, the economies in Europe took the lead, driven by signs of economic recovery on the Continent and continued corporate activity. Although the Pacific markets rallied at the beginning of 1998, in recent months they faded as the economy in Japan failed to recover and the secondary effects of the Southeast Asia crisis began to emerge. Major Latin American stock markets were strong but others were weak as some of the economic reforms stalled. As a result, the two funds to which we entrust the foreign equities portion of each Portfolio have a slight underweight in Europe, the Pacific rather more underweighted, a position in Latin America which is not part of the index and a small cash reserve.

The foreign equity portion of the portfolios is managed through these funds to seek individual securities that have relatively good value and good growth prospects. We expect that fund management will continue to look for superior long-term returns in foreign equities by changing the country weightings.

Q
    WHAT IS YOUR OUTLOOK FOR THE PORTFOLIOS DURING THE COMING SIX AND TWELVE MONTHS?

A
    We do not forecast the directions of the financial markets or the economy. Our approach stresses hitting target allocations and then meeting or exceeding benchmarks through individual security selection and maintaining full investment of assets.

Having said that, we must add that we cannot afford to ignore the state of the markets or the economy either. At this time, we view domestic stocks as fairly valued in general vis-a-vis bonds and international stocks and have no rationale for changing the Portfolios' allocations. As long as inflation here in the U.S. remains under control -- we believe that the Federal Reserve's choice not to change short-term rates is evidence that it is under control -- and economic growth is steady, we expect to maintain the present strategic balances and to devote our energies to the selection of individual securities and diversification of each sector of the Portfolios.

*** The Morgan Stanley Capital International (MSCI) Europe, Australia and Far
    East (EAFE) Index is an unmanaged index and may not be invested in directly.

TIME HORIZON PORTFOLIO 1

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

                                    [GRAPH]

     MEASUREMENT                                                             LEHMAN
       PERIOD                                                                BROS.
    (FISCAL YEAR                                                           AGGREGATE
      COVERED)          A SHARES     B SHARES     K SHARES     S&P 500        BOND
9/5/95                   10000        10000        10000        10000        10000
9/30/95                  10020        10020        10020        10384        10097
12/31/95                 10327        10318        10318        11010        10527
3/31/96                  10488        10459        10459        11601        10340
6/30/96                  10668        10609        10609        12122        10399
9/30/96                  10868        10799        10799        12496        10590
12/31/96                 11293        11190        11190        13538        10908
3/31/97                  11282        11159        11159        13901        10847
6/30/97                  12068        11920        11930        16328        11245
9/30/97                  12677        12444        12464        17551        11618
12/31/97                 12819        12530        12626        18055        11960
3/31/98                  13513        13182        13293        20574        12146
6/30/98                  13720        13066        13488        21253        12430

HOW PERFORMANCE COMPARES The chart compares Time Horizon Portfolio 1 to the S&P 500, which is an unmanaged index typically used as a performance benchmark for equity investments, and to the Lehman Brothers Aggregate Bond Index, an unmanaged index often used as a benchmark for fixed-income investments. Hypothetical investments in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales charges, management fees, transaction costs or other expenses that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses, fees and the maximum applicable contingent deferred sales charge on B Shares.


          AVERAGE ANNUAL TOTAL RETURNS
  ---------------------------------------------
                                SINCE INCEPTION
                       1-YEAR      (9/5/95)
  A Shares+            13.70%       11.86%

  B Shares (load)++     7.14%        9.94%

  B Shares (no-
    load)++            12.14%       10.83%

  K Shares+++          13.07%       11.19%


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Time Horizon Portfolio 1 distributed a total Capital Gain Dividend of $0.352570 per share for the year ended June 30, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.252738 per share.

FOR CORPORATE SHAREHOLDERS ONLY (UNAUDITED)

The percentage of total dividends qualifying for the corporate dividends-received deduction for the fiscal year ending June 30, 1998 is as follows:

Time Horizon Portfolio 1                                                  13.23%

SEE LETTER FROM THE MANAGER FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Return figures for Class A Shares include change in share price and reinvestment of dividends, but do not include a front-end sales charge. On June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

++ Total return figures for Class B Shares, unless otherwise indicated, include change in share price and reinvestment of dividends, as well as the maximum applicable contingent deferred sales charge. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

+++ The inception date of K Shares (the date K Shares were initially funded) was July 22, 1996. K Shares for Portfolio 1 did not commence operations until February 7, 1997. For this reason, performance results for K Shares prior to the commencement date reflect the performance of no-load B Shares. Shareholders with K Shares are not charged a front-end or back-end (CDSC) sales charge, but are subject to a maximum Distribution Fee or Administrative Services fee in the amount of 0.75% and a Shareholder Service Fee in the amount of 0.25%, both of which are based on the average daily net assets of K Shares. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

S&P 500 is a registered trademark of Standard & Poor's Corporation.

Neither the S&P 500, nor the Lehman Brothers Aggregate Bond Index may be invested in directly.

A CLOSER LOOK AT YOUR PORTFOLIO

                            TIME HORIZON PORTFOLIO 1
                                 EQUITY PORTION

     SECTOR DIVERSIFICATION*
   (as a percentage of equity
          portion only)

[PIE CHART]

Consumer Staples ................  9.1%
Health Care ..................... 10.9%
Basics ..........................  5.5%
Energy ..........................  6.4%
Transportation ..................  1.2%
Consumer Cyclicals .............. 14.3%
Finance ......................... 16.8%
Utilities ....................... 10.2%
Technology ...................... 16.5%
Capital Goods ...................  9.1%

                                       --------------------------------------
                                              TOP FIVE EQUITY HOLDINGS
                                        (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                                       --------------------------------------
                                         1. Microsoft
                                            Corporation               0.64%
                                       ......................................
                                         2. General Electric
                                            Company                   0.63%
                                       ......................................
                                         3. Exxon Corporation         0.51%
                                       ......................................
                                         4. Bristol Myers Squibb
                                            Company                   0.48%
                                       ......................................
                                         5. Dell Computer
                                            Corporation               0.43%
                                       --------------------------------------

                              FIXED INCOME PORTION

       QUALITY BREAKDOWN*
    (fixed-income portion of
         portfolio only)

[PIE CHART]

Treasury ........................ 37.9%
Agency .......................... 13.3%
A ............................... 18.8%
AA ..............................  8.5%
AAA ............................. 21.5%

                                       --------------------------------------
                                           TOP FIVE FIXED-INCOME HOLDINGS
                                        (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                                       --------------------------------------
                                         1. U.S. Treasury Notes
                                            6.125 9/30/00             4.46%
                                       ......................................
                                         2. U.S. Treasury Notes
                                            6.25 8/31/00              2.85%
                                       ......................................
                                         3. U.S. Treasury Notes
                                            6.375 5/15/99             2.85%
                                       ......................................
                                         4. U.S. Treasury Notes
                                            6.25 2/15/07              2.57%
                                       ......................................
                                         5. U.S. Treasury Notes
                                            6.25 2/15/03              2.57%
                                        --------------------------------------

*The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

TIME HORIZON PORTFOLIO 2

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

[GRAPH]

     MEASUREMENT                                                             LEHMAN
       PERIOD                                                                BROS.
    (FISCAL YEAR                                                           AGGREGATE
      COVERED)          A SHARES     B SHARES     K SHARES     S&P 500        BOND
9/5/95                   10000        10000        10000        10000        10000
9/30/95                  10020        10020        10020        10384        10097
12/31/95                 10397        10377        10377        11010        10527
3/31/96                  10558        10528        10528        11601        10340
6/30/96                  10748        10688        10688        12122        10399
9/30/96                  10988        10908        10908        12496        10590
12/31/96                 11497        11398        11400        13538        10908
3/31/97                  11446        11306        11318        13901        10847
6/30/97                  12473        12295        12322        16328        11245
9/30/97                  13181        12969        13008        17551        11618
12/31/97                 13296        12989        13092        18055        11960
3/31/98                  14294        13932        14065        20574        12146
6/30/98                  14445        13761        14206        21253        12430

HOW PERFORMANCE COMPARES The chart compares Time Horizon Portfolio 2 to the S&P 500, which is an unmanaged index typically used as a performance benchmark for equity investments, and to the Lehman Brothers Aggregate Bond Index, an unmanaged index often used as a benchmark for fixed-income investments. Hypothetical investments in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales charges, management fees, transaction costs or other expenses that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses, fees and the maximum applicable contingent deferred sales charge on B Shares.



           AVERAGE ANNUAL TOTAL RETURNS
  ----------------------------------------------

                                 SINCE INCEPTION
                        1-YEAR      (9/5/95)

  A Shares+             15.82%       13.92%

  B Shares (load)++      9.36%       11.98%

  B Shares (no-load)++  14.36%       12.84%

  K Shares+++           15.29%       13.25%


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Time Horizon Portfolio 2 distributed a total Capital Gain Dividend of $0.369030 per share for the year ended June 30, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.150790 per share and a 20 percent rate distribution of $0.034444 per share.

FOR CORPORATE SHAREHOLDERS ONLY (UNAUDITED)

The percentage of total dividends qualifying for the corporate dividends-received deduction for the fiscal year ending June 30, 1998 is as follows:

Time Horizon Portfolio 2                                                  19.31%

SEE LETTER FROM THE MANAGER FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Return figures for Class A Shares include change in share price and reinvestment of dividends, but do not include a front-end sales charge. On June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

++ Total return figures for Class B Shares, unless otherwise indicated, include change in share price and reinvestment of dividends, as well as the maximum applicable contingent deferred sales charge. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

+++ The inception date of K Shares (the date K Shares were initially funded) was July 22, 1996. K Shares for Portfolio 2 did not commence operations until October 18, 1996. For this reason, performance results for K Shares prior to the commencement date reflect the performance of no-load B Shares. Shareholders with K Shares are not charged a front-end or back-end (CDSC) sales charge, but are subject to a maximum Distribution Fee or Administrative Services fee in the amount of 0.75% and a Shareholder Service Fee in the amount of 0.25%, both of which are based on the average daily net assets of K Shares. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

S&P 500 is a registered trademark of Standard & Poor's Corporation.

Neither the S&P 500, nor the Lehman Brothers Aggregate Bond Index may be invested in directly.

A CLOSER LOOK AT YOUR PORTFOLIO

                            TIME HORIZON PORTFOLIO 2
                                 EQUITY PORTION

     SECTOR DIVERSIFICATION*
   (as a percentage of equity
          portion only)

[PIE CHART]

Consumer Cyclicals .............. 15.5%
Finance ......................... 16.6%
Utilities ....................... 10.2%
Technology ...................... 16.3%
Capital Goods ...................  9.3%
Consumer Staples ................  8.3%
Health Care ..................... 11.1%
Basics ..........................  5.4%
Energy ..........................  5.8%
Transportation ..................  1.5%


                                             --------------------------------------
                                                    TOP FIVE EQUITY HOLDINGS
                                              (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                                             --------------------------------------
                                               1. Microsoft
                                                  Corporation              0.65%
                                             ......................................
                                               2. General Electric
                                                  Company                  0.64%
                                             ......................................
                                               3. Exxon Corporation        0.54%
                                             ......................................
                                               4. TJX Companies, Inc.      0.52%
                                             ......................................
                                               5. Bristol Myers Squibb
                                                  Company                  0.51%
                                             --------------------------------------

                              FIXED INCOME PORTION

       QUALITY BREAKDOWN*
    (fixed-income portion of
         portfolio only)

[PIE CHART]

Treasury ........................ 30.4%
Agency .......................... 19.7%
A ............................... 21.7%
AA .............................. 10.7%
AAA ............................. 17.5%


                                             --------------------------------------
                                                 TOP FIVE FIXED-INCOME HOLDINGS
                                              (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                                             --------------------------------------
                                               1. U.S. Treasury Notes
                                                  6.25 2/15/03             4.16%
                                             ......................................
                                               2. U.S. Treasury Notes
                                                  6.50 5/15/05             2.58%
                                             ......................................
                                               3. FHLMC 7.00 5/01/04       2.10%
                                             ......................................
                                               4. U.S. Treasury Notes
                                                  6.25 8/31/00             1.71%
                                             ......................................
                                               5. U.S. Treasury Notes
                                                  6.50 10/15/06            1.59%
                                             --------------------------------------

*The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

TIME HORIZON PORTFOLIO 3

GROWTH OF A $10,000 INVESTMENT
(HYPOTHETICAL -- PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.)

     MEASUREMENT                                                             LEHMAN
       PERIOD                                                                BROS.
    (FISCAL YEAR                                                           AGGREGATE
      COVERED)          A SHARES     B SHARES     K SHARES     S&P 500        BOND
9/5/95                   10000        10000        10000        10000        10000
9/30/95                  10030        10030        10030        10384        10097
12/31/95                 10436        10438        10438        11010        10527
3/31/96                  10696        10668        10668        11601        10340
6/30/96                  10946        10898        10898        12122        10399
9/30/96                  11206        11138        11138        12496        10590
12/31/96                 11847        11742        11742        13538        10908
3/31/97                  11806        11682        11692        13901        10847
6/30/97                  13203        13040        13071        16328        11245
9/30/97                  14131        13923        13963        17551        11618
12/31/97                 14261        13946        14078        18055        11960
3/31/98                  15655        15282        15442        20574        12146
6/30/98                  15839        15132        15593        21253        12430

HOW PERFORMANCE COMPARES

The chart compares Time Horizon Portfolio 3 to the S&P 500, which is an unmanaged index typically used as a performance benchmark for equity investments, and to the Lehman Brothers Aggregate Bond Index, an unmanaged index often used as a benchmark for fixed-income investments. Hypothetical investments in the S&P 500 and Lehman Brothers Aggregate Bond Index do not reflect any sales charges, management fees, transaction costs or other expenses that would be incurred if an investor were to actually purchase individual securities or mutual funds, while the performance of the Fund reflects all expenses, fees and the maximum applicable contingent deferred sales charge on B Shares.

[CAPTION]

           AVERAGE ANNUAL TOTAL RETURN
  ----------------------------------------------
                                 SINCE INCEPTION
                        1-YEAR      (9/5/95)
  A Shares+             19.96%       17.70%

  B Shares (load)++     13.34%       15.81%

  B Shares (no-load)++  18.34%       16.62%

  K Shares+++           19.30%       17.05%


FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)

The Time Horizon Portfolio 3 distributed a total Capital Gain Dividend of $0.549460 per share for the year ended June 30, 1998. Of this total Capital Gain Dividend amount, the Fund made a 28 percent rate distribution of $0.199311 per share and a 20 percent rate distribution of $0.038835 per share.

FOR CORPORATE SHAREHOLDERS ONLY (UNAUDITED)

The percentage of total dividends qualifying for the corporate dividends-received deduction for the fiscal year ending June 30, 1998 is as follows:

Time Horizon Portfolio 3                                                  25.44%

SEE LETTER FROM THE MANAGER FOR FACTORS AFFECTING FUND PERFORMANCE.

Investment return and principal value are historical and will vary with market conditions, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

+ Return figures for Class A Shares include change in share price and reinvestment of dividends, but do not include a front-end sales charge. On June 16, 1997, the 4.5% front-end sales charge on A Shares of each Portfolio was eliminated, qualifying this class of shares as no-load. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

++ Total return figures for Class B Shares, unless otherwise indicated, include change in share price and reinvestment of dividends, as well as the maximum applicable contingent deferred sales charge. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Funds performance.

+++ The inception date of K Shares (the date K Shares were initially funded) was July 22, 1996. K Shares for Portfolio 3 did not commence operations until January 28, 1997. For this reason, performance results for K Shares prior to the commencement date reflect the performance of no-load B Shares. Shareholders with K Shares are not charged a front-end or back-end (CDSC) sales charge, but are subject to a maximum Distribution Fee or Administrative Services fee in the amount of 0.75% and a Shareholder Service Fee in the amount of 0.25%, both of which are based on the average daily net assets of K Shares. The service contractors are currently waiving fees and are assuming certain Fund expenses. This voluntary waiver may be modified or terminated at any time, which would reduce the Fund's performance.

S&P 500 is a registered trademark of Standard & Poor's Corporation.

Neither the S&P 500, nor the Lehman Brothers Aggregate Bond Index may be invested in directly.

A CLOSER LOOK AT YOUR PORTFOLIO
                            TIME HORIZON PORTFOLIO 3
                                 EQUITY PORTION
     SECTOR DIVERSIFICATION*
   (as a percentage of equity
          portion only)

[PIE CHART]

Finance .......................  16.6%
Technology ....................  16.3%
Consumer Cyclicals ............  15.5%
Health Care ...................  11.1%
Utilities .....................  10.2%
Capital Goods .................   9.3%
Consumer Staples ..............   8.3%
Energy ........................   5.8%
Basics ........................   5.4%
Transportation ................   1.5%


                                      --------------------------------------
                                      TOP FIVE EQUITY HOLDINGS
                                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                                      --------------------------------------
                                      1. Microsoft
                                      Corporation                 0.99%
                                      ......................................
                                      2. General Electric
                                      Company                     0.97%
                                      ......................................
                                      3. Exxon Corporation        0.81%
                                      ......................................
                                      4. Bristol Myers Squibb
                                      Company                     0.77%
                                      ......................................
                                      5. Morgan Stanley Dean
                                      Witter Discover &
                                      Co.                         0.74%
                                      --------------------------------------

                              FIXED INCOME PORTION

QUALITY BREAKDOWN*
(fixed-income portion of
portfolio only)

[PIE CHART]

Treasury ......................  29.0%
A .............................  23.8%
Agency ........................  22.0%
AAA ...........................  17.3%
AA ............................   7.9%


                                      --------------------------------------
                                      TOP FIVE FIXED-INCOME HOLDINGS
                                      (AS A PERCENTAGE OF TOTAL PORTFOLIO)
                                      --------------------------------------
                                      1. U.S. Treasury Notes
                                      6.375 9/30/01            1.84%
                                      ......................................
                                      2. FHLMC 7.00 5/01/04       1.33%
                                      ......................................
                                      3. FannieMae
                                      5.75 6/15/05             1.32%
                                      ......................................
                                      4. U.S. Treasury Notes
                                      6.50  5/15/05            1.25%
                                      ......................................
                                      5. FHLMC 6.50 6/01/04       1.23%
                                      --------------------------------------

*The portfolio's composition is subject to change. Percentages shown are percentages of portfolio value.

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COMMON STOCK -- 28.4%
AEROSPACE/DEFENSE -- 0.4%
  Cordant Technologies, Inc...............................        700    $    32,287
  Goodrich (B.F.) Co......................................        400         19,850
  Sundstrand Corp.........................................        400         22,900
  United Technologies Corp................................      1,200        111,000
                                                                         -----------
                                                                             186,037
                                                                         -----------
AIRLINES -- 0.2%
  Airborne Freight Corp...................................        600         20,962
  AMR Corp.*..............................................        400         33,300
  UAL Corp.*..............................................        300         23,400
                                                                         -----------
                                                                              77,662
                                                                         -----------
APPAREL/TEXTILE -- 0.2%
  Jones Apparel Group, Inc.*..............................      1,400         51,188
  Tommy Hilfiger Corp.*...................................        600         37,500
                                                                         -----------
                                                                              88,688
                                                                         -----------
AUTOMOTIVE -- 0.6%
  Arvin Industries, Inc...................................        700         25,419
  Chrysler Corp...........................................      1,000         56,375
  Dana Corp...............................................        500         26,750
  Ford Motor Co...........................................      2,000        118,000
  Lear Corp.*.............................................        400         20,525
                                                                         -----------
                                                                             247,069
                                                                         -----------
BANKS/SAVINGS & LOANS -- 2.7%
  AmSouth Bancorporation..................................      1,350         53,072
  Banc One Corp...........................................      1,200         66,975
  BankBoston Corp.........................................      1,000         55,625
  Chase Manhattan Corp....................................      1,600        120,800
  Citicorp................................................        400         59,700
  City National Corp......................................      1,000         36,937
  First Union Corp........................................      1,500         87,375
  Fleet Financial Group, Inc..............................      1,100         91,850
  Mellon Bank Corp........................................      1,400         97,475
  National City Corp......................................        500         35,500
  NationsBank Corp........................................      1,618        123,777
  Old Kent Financial Corp.................................        840         30,214
  Pacific Century Financial Corp..........................      1,900         45,600
  Republic New York Corp..................................        400         25,150
  Southtrust Corp.........................................      1,450         63,075
  State Street Corp.......................................      1,100         76,450
  Zions Bancorporation....................................        600         31,875
                                                                         -----------
                                                                           1,101,450
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
BEVERAGES -- 0.8%
  Anheuser-Busch Companies, Inc...........................        600    $    28,312
  Coca-Cola Co............................................      1,700        145,350
  Coca-Cola Enterprises, Inc..............................        600         23,550
  Coors, (Adolph) Co., Class B............................        500         17,000
  PepsiCo, Inc............................................      2,500        102,969
                                                                         -----------
                                                                             317,181
                                                                         -----------
BUILDING RELATED/APPLIANCE -- 0.3%
  Centex Corp.............................................        800         30,200
  Hon Industries, Inc.....................................        600         20,400
  Miller (Herman), Inc....................................      1,000         24,312
  Southdown, Inc..........................................        500         35,687
                                                                         -----------
                                                                             110,599
                                                                         -----------
CHEMICALS -- 0.8%
  Cabot Corp..............................................      1,000         32,312
  Cytec Industries, Inc.*.................................        500         22,125
  Dow Chemical Co.........................................        500         48,344
  Du Pont, (E.I.) de Nemours & Co.........................      1,300         97,012
  Olin Corp...............................................        700         29,181
  PPG Industries, Inc.....................................        400         27,825
  Praxair, Inc............................................      1,000         46,812
  Solutia, Inc............................................      1,200         34,425
                                                                         -----------
                                                                             338,036
                                                                         -----------
COMMERCIAL SERVICES -- 0.5%
  AccuStaff, Inc.*........................................        900         28,125
  ACNielsen Corp.*........................................      1,000         25,250
  Fluor Corp..............................................        800         40,800
  Jacobs Engineering Group, Inc.*.........................        600         19,275
  Omnicom Group...........................................        900         44,887
  Robert Half International, Inc.*........................        600         33,525
                                                                         -----------
                                                                             191,862
                                                                         -----------
COMMUNICATIONS -- 0.8%
  American Power Conversion Corp.*........................      1,200         36,000
  Cisco Systems, Inc.*....................................      1,200        110,475
  Lucent Technologies, Inc................................      1,600        133,100
  Tellabs, Inc.*..........................................        800         57,300
                                                                         -----------
                                                                             336,875
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COMPUTER HARDWARE -- 1.5%
  Dell Computer Corp.*....................................      1,900    $   176,344
  EMC Corp.*..............................................      2,500        112,031
  Lexmark International Group, Inc.*......................        800         48,800
  SCI Systems, Inc.*......................................        500         18,813
  Solectron Corp.*........................................        500         21,031
  Storage Technology Corp.*...............................      1,000         43,375
  Sun Microsystems, Inc.*.................................      1,000         43,437
  Symbol Technologies, Inc................................        750         28,312
  Xerox Corp..............................................      1,100        111,787
                                                                         -----------
                                                                             603,930
                                                                         -----------
COMPUTER SOFTWARE -- 1.7%
  BMC Software, Inc.*.....................................      1,600         83,100
  Cadence Design Systems, Inc.*...........................      1,500         46,875
  Compuware Corp.*........................................      1,400         71,575
  HBO & Co................................................      4,000        141,000
  Microsoft Corp.*........................................      2,400        260,100
  Network Associates, Inc.*...............................        750         35,906
  Oracle Corp.*...........................................      1,500         36,844
  Parametric Technology Co.*..............................        900         24,412
                                                                         -----------
                                                                             699,812
                                                                         -----------
COSMETICS & TOILETRIES -- 0.9%
  Avon Products, Inc......................................      1,400        108,500
  Dial Corp...............................................      1,500         38,906
  Newell Co...............................................        800         39,850
  Procter & Gamble Co.....................................      1,100        100,169
  Unilever NV, New York...................................        800         63,150
                                                                         -----------
                                                                             350,575
                                                                         -----------
ELECTRIC -- 1.2%
  BEC Energy..............................................      1,200         49,800
  CMS Energy Corp.........................................        600         26,400
  Conectiv Inc............................................      1,900         38,950
  DQE, Inc................................................        750         27,000
  Edison International....................................      2,500         73,906
  Energy East Corp........................................      1,100         45,788
  FirstEnergy Corp........................................      1,400         43,050
  FPL Group, Inc..........................................      1,800        113,400
  NIPSCO Industries, Inc..................................      1,500         42,000
  Public Service Co. of New Mexico........................      1,700         38,569
                                                                         -----------
                                                                             498,863
                                                                         -----------
ELECTRICAL EQUIPMENT -- 0.6%
  General Electric Co.....................................      2,800        254,800
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
ENERGY RELATED -- 0.3%
  BJ Services Co.*........................................        600    $    17,438
  EVI Weatherford, Inc.*..................................        700         25,988
  Input/Output, Inc.*.....................................        400          7,125
  Schlumberger, Ltd.......................................        700         47,819
  Transocean Offshore, Inc................................        700         31,150
  Varco International, Inc.*..............................        900         17,831
                                                                         -----------
                                                                             147,351
                                                                         -----------
ENTERTAINMENT -- 0.5%
  Carnival Corp...........................................      1,600         63,400
  King World Productions, Inc.*...........................        900         22,950
  Walt Disney Co..........................................      1,019        107,059
                                                                         -----------
                                                                             193,409
                                                                         -----------
FINANCIAL SERVICES -- 1.0%
  Bear Stearns Companies, Inc.............................      1,200         68,250
  Edwards (A.G.), Inc.....................................        900         38,419
  Lehman Brothers Holdings, Inc...........................        800         62,050
  Morgan Stanley Dean Witter Discover & Co................      1,900        173,612
  Travelers Group, Inc....................................        950         57,594
                                                                         -----------
                                                                             399,925
                                                                         -----------
FOOD & RELATED -- 0.7%
  Campbell Soup Co........................................      1,100         58,437
  Dean Foods Co...........................................        400         21,975
  Earthgrains Co..........................................        300         16,762
  Interstate Bakeries Corp................................        900         29,869
  Pioneer Hi-Bred International, Inc......................        900         37,237
  Quaker Oats Co..........................................      1,000         54,937
  Ralcorp Holdings, Inc.*.................................      1,200         22,650
  SYSCO Corp..............................................      1,200         30,750
                                                                         -----------
                                                                             272,617
                                                                         -----------
HOSPITAL MANAGEMENT -- 0.4%
  Health Management Associates, Inc.*.....................      1,300         43,469
  Lincare Holdings, Inc.*.................................        600         25,237
  Omnicare, Inc...........................................        400         15,250
  United Healthcare Corp..................................        800         50,800
  Wellpoint Health Networks, Inc.*........................        300         22,200
                                                                         -----------
                                                                             156,956
                                                                         -----------
HOSPITAL SUPPLY -- 0.8%
  Abbott Laboratories.....................................      1,600         65,400
  Allegiance Corp.........................................        700         35,875
  Biomet, Inc.............................................      2,100         69,431
  Guidant Corp............................................        600         42,787
  Hillenbrand Industries, Inc.............................        500         30,000
  Johnson & Johnson Co....................................        900         66,375
                                                                         -----------
                                                                             309,868
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
INSURANCE -- 1.1%
  Allstate Corp...........................................        900    $    82,406
  AMBAC Financial Group, Inc..............................        600         35,100
  American General Corp...................................      1,000         71,187
  Conseco, Inc............................................      1,400         65,450
  Equitable Companies, Inc................................      1,300         97,419
  Old Republic International Corp.........................      1,500         43,969
  SunAmerica, Inc.........................................        750         43,078
                                                                         -----------
                                                                             438,609
                                                                         -----------
MACHINERY -- 0.4%
  Aeroquip-Vickers, Inc...................................        300         17,512
  AGCO Corp...............................................        700         14,394
  Case Corp...............................................        500         24,125
  Deere & Co..............................................        700         37,012
  Kaydon Corp.............................................        500         17,656
  Parker-Hannifin Corp....................................        500         19,062
  Timken Co...............................................        900         27,731
  Trinity Industries, Inc.................................        600         24,900
                                                                         -----------
                                                                             182,392
                                                                         -----------
METALS & MINING -- 0.3%
  Martin Marietta Materials, Inc..........................      1,000         45,000
  Nucor Corp..............................................        600         27,600
  USX-U.S. Steel Group, Inc...............................      1,700         56,100
                                                                         -----------
                                                                             128,700
                                                                         -----------
MULTI-INDUSTRY -- 0.6%
  Crane Co................................................        600         29,137
  Dover Corp..............................................      1,200         41,100
  Honeywell, Inc..........................................        800         66,850
  Tyco International Ltd..................................      1,500         94,500
                                                                         -----------
                                                                             231,587
                                                                         -----------
OIL (DOMESTIC) -- 0.5%
  Ashland, Inc............................................        500         25,812
  Pennzoil Co.............................................        400         20,250
  Philips Petroleum Co....................................        900         43,369
  Sun Co., Inc............................................        600         23,288
  USX-Marathon Group......................................      1,300         44,606
  Valero Energy Corp......................................        800         26,600
                                                                         -----------
                                                                             183,925
                                                                         -----------
OIL (INTERNATIONAL) -- 1.0%
  Chevron Corp............................................      1,100         91,369
  Exxon Corp..............................................      2,900        206,806
  Mobil Corp..............................................      1,500        114,938
                                                                         -----------
                                                                             413,113
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
PAPER & FOREST PRODUCTS -- 0.4%
  American Greetings Corp.................................        800    $    40,750
  Fort James Corp.........................................      1,200         53,400
  Owens-Illinois, Inc.*...................................      1,400         62,650
  Potlatch Corp...........................................        400         16,800
                                                                         -----------
                                                                             173,600
                                                                         -----------
PHARMACEUTICALS -- 2.0%
  Biogen, Inc.*...........................................        700         34,300
  Bristol Myers Squibb Co.................................      1,700        195,394
  Cardinal Health, Inc....................................        200         18,750
  Merck & Co., Inc........................................      1,100        147,125
  Mylan Laboratories, Inc.................................      1,000         30,063
  Pfizer, Inc.............................................      1,400        152,163
  Schering-Plough Corp....................................      1,800        164,925
  Watson Pharmaceuticals, Inc.*...........................      1,200         56,025
                                                                         -----------
                                                                             798,745
                                                                         -----------
PRINTING & PUBLISHING -- 0.4%
  McGraw-Hill Companies, Inc..............................        500         40,781
  New York Times Co., Class A.............................        500         39,625
  Viacom, Inc., Class B*..................................        700         40,775
  Washington Post Co., Class B............................         70         40,320
                                                                         -----------
                                                                             161,501
                                                                         -----------
RESTAURANTS/LODGING -- 0.3%
  Applebee's International, Inc...........................      1,000         22,375
  Bob Evans Farms, Inc....................................        700         14,831
  Marriott International, Inc., Class A...................      1,000         32,375
  Papa John's International, Inc.*........................        700         27,606
  Promus Hotel Corp.*.....................................        547         21,059
                                                                         -----------
                                                                             118,246
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
RETAIL -- 1.6%
  Bed, Bath & Beyond, Inc.*...............................      1,200    $    62,175
  Best Buy Co., Inc.*.....................................      1,400         50,575
  Gap, Inc................................................      1,200         73,950
  Home Depot, Inc.........................................      1,050         87,216
  Lowe's Companies, Inc...................................      2,000         81,125
  OfficeMax, Inc.*........................................      2,200         36,300
  Payless ShoeSource, Inc.*...............................        300         22,106
  Ross Stores, Inc........................................        900         38,700
  Staples, Inc.*..........................................      1,700         49,194
  TJX Companies, Inc......................................      5,800        139,925
                                                                         -----------
                                                                             641,266
                                                                         -----------
RETAIL FOOD/DRUG -- 0.2%
  Albertson's, Inc........................................        600         31,088
  Hannaford Brothers Co...................................        200          8,800
  Safeway, Inc.*..........................................      1,200         48,825
                                                                         -----------
                                                                              88,713
                                                                         -----------
SEMI-CONDUCTORS/INSTRUMENTATION -- 0.7%
  Harris Corp.............................................      1,400         62,563
  Intel Corp..............................................        300         22,238
  Linear Technology Corp..................................      1,300         78,406
  Maxim Integrated Products, Inc.*........................      2,400         76,050
  Thomas & Betts Corp.....................................        300         14,775
  Xilinx, Inc.*...........................................        400         13,600
                                                                         -----------
                                                                             267,632
                                                                         -----------
TOBACCO -- 0.3%
  Philip Morris Companies, Inc............................      2,500         98,438
  Universal Corp..........................................        300         11,213
                                                                         -----------
                                                                             109,651
                                                                         -----------
TRANSPORTATION -- 0.1%
  Burlington Northern Santa Fe Corp.......................        300         29,456
  Hunt (J.B.) Transport Services, Inc.....................        800         28,500
                                                                         -----------
                                                                              57,956
                                                                         -----------
UTILITIES - GAS & PIPELINE -- 0.2%
  Coastal Corp............................................        700         48,869
  MCN Corp................................................        800         19,900
  NICOR, Inc..............................................        700         28,088
                                                                         -----------
                                                                              96,857
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
UTILITIES - TELEPHONE -- 1.4%
  360 Communications Co...................................        400    $    12,800
  Ameritech Corp..........................................      1,800         80,775
  AT&T Corp...............................................      2,000        114,250
  Bell Atlantic Corp......................................      1,400         63,875
  BellSouth Corp..........................................      1,500        100,688
  Century Telephone Enterprises, Inc......................        900         41,288
  Cincinnati Bell, Inc....................................        500         14,313
  Qwest Communications International, Inc.*...............        466         16,252
  Southern New England Telecommunications Corp............        200         13,100
  U.S. WEST, Inc..........................................      1,200         56,400
  WorldCom, Inc.*.........................................      1,500         72,656
                                                                         -----------
                                                                             586,397
                                                                         -----------
TOTAL COMMON STOCK (COST $8,437,157)......................                11,562,455
                                                                         -----------
INVESTMENT COMPANIES -- 5.0%
  T. Rowe Price Foreign Equity Fund.......................     70,100      1,267,408
  T. Rowe Price International Equity Fund.................     50,500        770,630
                                                                         -----------
TOTAL INVESTMENT COMPANIES (COST $1,767,444)..............                 2,038,038
                                                                         -----------

                                                            PRINCIPAL
                                                              AMOUNT
                                                            ---------
ASSET BACKED SECURITIES -- 1.7%
  CPS Auto Grantor Trust, Series 1997-3, Class A1, 6.10%,
    12/15/02..............................................  $  280,948        281,044
  First USA Credit Card Master Trust, Series 1997-6, Class
    A, 6.42%, 03/17/05....................................     400,000        408,414
                                                                          -----------
TOTAL ASSET BACKED SECURITIES (COST $680,167).............                    689,458
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 12.3%
  Access Financial Mortgage Loan Trust, Series 1997-3,
    Class A, 6.565%, 05/18/24.............................  $  175,000    $   176,039
  American Express Master Trust, Series 1998-1, Class A,
    5.90%, 04/15/04.......................................     400,000        401,811
  Banc One Auto Grantor Trust, Series 1997-B, Class A,
    6.29%, 07/20/04.......................................     413,038        414,878
  Chase Credit Card Master Trust, Series 1997-2, Class A,
    6.30%, 04/15/03.......................................     500,000        507,126
  Chase Manhattan Credit Card Master Trust, Series 1996-4,
    Class A, 6.73%, 02/15/03..............................     500,000        503,976
  ContiMortgage Home Equity Loan Trust, Series 1998-1,
    Class A, 6.28%, 01/15/13..............................     500,000        503,965
  EQCC Home Equity Loan Trust, Series 1997-2, Class A,
    6.72%, 02/15/12.......................................     175,000        178,540
  First Plus Home Improvement Loan Trust, Series 1996-3,
    Class A, 7.60%, 09/20/14..............................     350,000        368,327
  First Plus Home Loan Trust, Series 1997-1, Class A6,
    6.95%, 12/10/15.......................................     275,000        280,702
  First Plus Home Loan Trust, Series 1998-2, Class A,
    6.23%, 06/10/10.......................................     500,000        501,250
  Navistar Financial Corp. Owner Trust, Series 1998-1,
    Class A, 5.94%, 11/15/04..............................     389,774        390,444
  Premier Auto Trust, Series 1998-2, Class A, 5.77%,
    01/06/02..............................................     375,000        374,452
  Sears Credit Acceptance Master Trust, Series 1998-1,
    Class A, 5.80%, 08/15/05..............................     400,000        399,000
                                                                          -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $4,978,682).............................................                  5,000,510
                                                                          -----------
CORPORATE BONDS -- 12.9%
COMPUTERS -- 1.2%
  International Business Machines, Inc., 6.375%,
    06/15/00..............................................     500,000        505,000
                                                                          -----------
FINANCIAL SERVICES -- 8.1%
  Bear Stearns Companies, Inc., 6.75%, 05/01/01...........     400,000        408,000
  Chrysler Financial Corp., 6.95%, 03/25/02...............     500,000        515,625
  General Motors Acceptance Corp., 6.75%, 02/07/02........     250,000        255,000
  Household Finance Corp., 6.875%, 03/01/07...............     250,000        257,500
  Household Netherlands BV, 6.125%, 03/01/03..............     200,000        198,750
  International Lease Finance Corp., 6.875%, 05/01/01.....     500,000        510,625
  Merrill Lynch & Co., Inc., 6.00%, 01/15/01..............     350,000        350,438
  Morgan Stanley Dean Witter Discover & Co., 8.10%,
    06/24/02..............................................     750,000        802,500
                                                                          -----------
                                                                            3,298,438
                                                                          -----------
MULTI-INDUSTRY -- 1.3%
  Honeywell, Inc., 6.75%, 03/15/02........................     500,000        513,750
                                                                          -----------
RETAIL - GENERAL MERCHANDISE -- 0.8%
  Wal-Mart Stores, Inc., 7.25%, 06/01/13..................     305,000        336,263
                                                                          -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 1
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
UTILITIES - ELECTRIC -- 0.7%
  Southern California Edison Note, 6.50%, 06/01/01........  $  265,000    $   268,644
                                                                          -----------
UTILITIES - TELEPHONE -- 0.8%
  AT&T Corp., 8.625%, 12/01/31............................     300,000        333,375
                                                                          -----------
TOTAL CORPORATE BONDS (COST $5,113,140)...................                  5,255,470
                                                                          -----------
MEDIUM TERM NOTES -- 4.7%
  Banc One Corp., 6.375%, 10/01/02........................     525,000        528,938
  Countrywide Home Loan, 7.45%, 09/16/03..................     200,000        210,000
  Norwest Corp., 6.55%, 12/01/06..........................     175,000        179,813
  Sears Roebuck Acceptance Corp., 6.15%, 11/15/05.........     500,000        501,250
  Smithkline Beecham Corp., 6.625%, 10/01/01..............     500,000        511,250
                                                                          -----------
TOTAL MEDIUM TERM NOTES (COST $1,903,187).................                  1,931,251
                                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 8.3%
  FannieMae, 7.50%, 06/01/03..............................     268,511        273,126
  FannieMae, 7.00%, 06/01/04..............................     242,782        246,196
  FannieMae, 7.00%, 06/01/04..............................      65,638         66,561
  FannieMae, 6.48%, 06/28/04..............................     750,000        777,795
  FannieMae, 5.75%, 06/15/05..............................     750,000        750,397
  FannieMae, 6.50%, 01/01/06..............................     278,739        277,520
  FannieMae, 7.50%, 10/01/11..............................     536,001        551,076
  FannieMae, 5.50%, 12/25/14..............................      20,462         20,387
  Federal Home Loan Mortgage Corp., 8.00%, 01/01/04.......     107,413        109,594
  Federal Home Loan Mortgage Corp., 7.00%, 05/01/04.......     289,509        293,942
                                                                          -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $3,307,605).............................................                  3,366,594
                                                                          -----------
U.S. TREASURY OBLIGATIONS -- 26.6%
U.S. TREASURY BILLS -- 2.2%
  U.S. Treasury Bill, 4.62%, 07/30/98.....................      83,000         82,691
  U.S. Treasury Bill, 4.73%, 07/30/98.....................      16,000         15,939
  U.S. Treasury Bill, 4.75%, 07/30/98.....................     382,000        380,538
  U.S. Treasury Bill, 4.76%, 07/30/98.....................      17,000         16,935
  U.S. Treasury Bill, 4.77%, 07/30/98.....................      68,000         67,739
  U.S. Treasury Bill, 4.78%, 07/30/98.....................      21,000         20,919
  U.S. Treasury Bill, 4.80%, 07/30/98.....................     148,000        147,451
  U.S. Treasury Bill, 4.89%, 09/03/98.....................     156,000        154,647
                                                                          -----------
                                                                              886,859
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Concluded
June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
U.S. TREASURY NOTES -- 24.4%
  U.S. Treasury Note, 6.375%, 05/15/99....................  $1,150,000    $ 1,158,061
  U.S. Treasury Note, 6.75%, 05/31/99.....................     775,000        783,494
  U.S. Treasury Note, 5.875%, 11/15/99....................   1,000,000      1,004,550
  U.S. Treasury Note, 6.25%, 08/31/00.....................   1,142,000      1,158,456
  U.S. Treasury Note, 6.125%, 09/30/00....................   1,790,000      1,812,017
  U.S. Treasury Note, 5.25%, 01/31/01.....................   1,000,000        993,530
  U.S. Treasury Note, 6.625%, 06/30/01....................     200,000        205,750
  U.S. Treasury Note, 6.25%, 01/31/02.....................     500,000        510,875
  U.S. Treasury Note, 6.25%, 02/15/03.....................   1,015,000      1,044,141
  U.S. Treasury Note, 6.50%, 10/15/06.....................     200,000        212,202
  U.S. Treasury Note, 6.25%, 02/15/07.....................   1,000,000      1,046,750
                                                                          -----------
                                                                            9,929,826
                                                                          -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $10,715,700)........                 10,816,685
                                                                          -----------
TOTAL INVESTMENTS (COST $36,903,082)(A) -- 99.9%..........                 40,660,461
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1%.............                     58,151
                                                                          -----------
NET ASSETS -- 100.0%......................................                $40,718,612
                                                                          ===========
Percentages indicated are based on net assets of $40,718,612.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax
    purposes by the amount of losses recognized for
    financial reporting purposes in excess of federal
    income tax reporting of approximately $2,264. Cost for
    federal income tax purposes differs from value by net
    unrealized appreciation of securities as follows:
  Unrealized appreciation.................................  $3,924,057
  Unrealized depreciation.................................    (168,942)
                                                            ----------
  Net unrealized appreciation.............................  $3,755,115
                                                            ==========
* Non-income producing securities.

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COMMON STOCK -- 41.4%
AEROSPACE/DEFENSE -- 0.7%
  Alliant Techsystems, Inc.*..............................        500    $    31,625
  Cordant Technologies, Inc. .............................      1,800         83,025
  Goodrich (B.F.) Co. ....................................        500         24,812
  Sundstrand Corp. .......................................      1,000         57,250
  United Technologies Corp. ..............................      1,500        138,750
                                                                         -----------
                                                                             335,462
                                                                         -----------
AIRLINES -- 0.2%
  Airborne Freight Corp. .................................      1,400         48,912
  AMR Corp.*..............................................        800         66,600
  UAL Corp.*..............................................        300         23,400
                                                                         -----------
                                                                             138,912
                                                                         -----------
APPAREL/TEXTILE -- 0.3%
  Burlington Industries, Inc.*............................      1,100         15,469
  Jones Apparel Group, Inc.*..............................      3,000        109,688
  Tommy Hilfiger Corp.*...................................        800         50,000
                                                                         -----------
                                                                             175,157
                                                                         -----------
AUTOMOTIVE -- 0.8%
  Arvin Industries, Inc. .................................      1,700         61,731
  Chrysler Corp. .........................................      1,200         67,650
  Dana Corp. .............................................        600         32,100
  Ford Motor Co. .........................................      2,900        171,100
  Lear Corp.*.............................................      1,000         51,312
  Standard Products Co. ..................................        600         16,875
  Titan International, Inc. ..............................      1,100         18,700
                                                                         -----------
                                                                             419,468
                                                                         -----------
BANKS/SAVINGS & LOAN -- 3.7%
  AmSouth Bancorporation..................................      2,925        114,989
  Astoria Financial Corp. ................................        500         26,750
  Banc One Corp. .........................................      1,500         83,719
  BankBoston Corp. .......................................      1,400         77,875
  Chase Manhattan Corp. ..................................      2,000        151,000
  Citicorp................................................        500         74,625
  City National Corp. ....................................      2,400         88,650
  Commerce Bancorp, Inc. .................................        300         17,550
  Cullen/Frost Bankers, Inc. .............................        600         32,550
  Downey Financial Corp. .................................        500         16,344
  Fifth Third Bancorp.....................................        402         25,326
  First Commercial Corp. .................................        500         34,719
  FirstFed Financial Corp.*...............................        500         26,000
  First Union Corp. ......................................      1,900        110,675
  Fleet Financial Group, Inc. ............................      1,400        116,900

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
BANKS/SAVINGS & LOAN -- (CONTINUED)
  Mellon Bank Corp. ......................................      1,300    $    90,512
  National City Corp. ....................................        600         42,600
  NationsBank Corp. ......................................      2,187        167,305
  Old Kent Financial Corp. ...............................      1,995         71,758
  Pacific Century Financial Corp. ........................      4,600        110,400
  Republic New York Corp. ................................        800         50,350
  Southtrust Corp. .......................................      3,200        139,200
  State Street Corp. .....................................      1,400         97,300
  Trustmark Corp. ........................................      1,100         24,131
  Zions Bancorporation....................................      1,400         74,375
                                                                         -----------
                                                                           1,865,603
                                                                         -----------
BEVERAGES -- 0.9%
  Anheuser-Busch Cos., Inc. ..............................        800         37,750
  Canandaigua Brands, Inc.*...............................        300         14,756
  Coca-Cola Co. ..........................................      2,300        196,650
  Coca-Cola Enterprises, Inc. ............................      1,300         51,025
  Coors, (Adolph) Co., Class B............................      1,200         40,800
  PepsiCo, Inc. ..........................................      3,300        135,919
                                                                         -----------
                                                                             476,900
                                                                         -----------
BUILDING RELATED/APPLIANCE -- 0.8%
  AptarGroup, Inc. .......................................        500         31,094
  Centex Corp. ...........................................      1,100         41,525
  Hon Industries, Inc. ...................................      1,400         47,600
  Interface, Inc. ........................................      1,200         24,225
  M.D.C. Holdings, Inc. ..................................      1,200         23,700
  Miller (Herman), Inc. ..................................      2,400         58,350
  Mohawk Industries, Inc.*................................        900         28,519
  Ryland Group, Inc. .....................................      1,400         36,750
  Southdown, Inc. ........................................      1,600        114,200
                                                                         -----------
                                                                             405,963
                                                                         -----------
CHEMICALS -- 1.2%
  Cabot Corp. ............................................      2,100         67,856
  Cytec Industries, Inc.*.................................      1,300         57,525
  Dow Chemical Co. .......................................        500         48,344
  Du Pont, (E.I.) de Nemours & Co. .......................      1,800        134,325
  GenCorp, Inc. ..........................................        800         20,200
  Olin Corp. .............................................      1,600         66,700
  PPG Industries, Inc. ...................................        700         48,694
  Praxair, Inc. ..........................................        900         42,131
  Scotts Co., Class A *...................................        700         26,075
  Solutia, Inc. ..........................................      2,800         80,325
                                                                         -----------
                                                                             592,175
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COMMERCIAL SERVICES -- 0.9%
  AccuStaff, Inc.*........................................      3,000    $    93,750
  ACNielsen Corp.*........................................      2,300         58,075
  Central Parking Corp. ..................................        500         22,750
  Fluor Corp. ............................................      1,000         51,000
  Interim Services, Inc.* ................................        800         25,700
  Jacobs Engineering Group, Inc.* ........................      1,300         41,762
  Omnicom Group...........................................      1,800         89,775
  Robert Half International, Inc.* .......................      1,400         78,225
  Valassis Communications, Inc.* .........................        300         11,569
                                                                         -----------
                                                                             472,606
                                                                         -----------
COMMUNICATIONS -- 1.0%
  American Power Conversion Corp.* .......................      2,600         78,000
  Cisco Systems, Inc.* ...................................      1,700        156,506
  Filenet Corp.* .........................................      1,000         28,875
  Lucent Technologies, Inc. ..............................      2,200        183,013
  Tellabs, Inc.* .........................................      1,000         71,625
                                                                         -----------
                                                                             518,019
                                                                         -----------
COMPUTER HARDWARE -- 1.8%
  Dell Computer Corp.* ...................................      2,400        222,750
  EMC Corp.* .............................................      2,400        107,550
  Lexmark International Group, Inc.* .....................      1,900        115,900
  SCI Systems, Inc.* .....................................      1,900         71,488
  Solectron Corp.* .......................................        700         29,444
  Storage Technology Corp.* ..............................      2,200         95,425
  Sun Microsystems, Inc.* ................................        800         34,750
  Symbol Technologies, Inc. ..............................      1,350         50,962
  Tech Data Corp.* .......................................        500         21,438
  Xerox Corp. ............................................      1,000        101,625
  Zebra Technologies Corp., Class A *.....................        600         25,650
                                                                         -----------
                                                                             876,982
                                                                         -----------
COMPUTER SOFTWARE -- 2.7%
  BMC Software, Inc.* ....................................      3,600        186,975
  Cadence Design Systems, Inc.* ..........................      3,400        106,250
  CIBER, Inc.* ...........................................      1,000         38,000
  Compuware Corp.* .......................................      3,200        163,600
  HBO & Co. ..............................................      7,000        246,750
  Keane, Inc.* ...........................................        700         39,200
  Microsoft Corp.* .......................................      3,000        325,125
  Network Associates, Inc.* ..............................      1,650         78,994
  Oracle Corp.* ..........................................      1,400         34,387
  Parametric Technology Corp.* ...........................      2,200         59,675
  Progress Software Corp.* ...............................        500         20,500
  Sterling Software, Inc.* ...............................      1,100         32,519
                                                                         -----------
                                                                           1,331,975
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COSMETICS & TOILETRIES -- 0.9%
  Avon Products, Inc. ....................................      1,300    $   100,750
  Dial Corp. .............................................      3,400         88,187
  Newell Co. .............................................        700         34,869
  Procter & Gamble Co. ...................................      1,500        136,594
  Unilever NV, New York...................................      1,000         78,937
                                                                         -----------
                                                                             439,337
                                                                         -----------
ELECTRIC -- 2.1%
  BEC Energy..............................................      2,700        112,050
  CMS Energy Corp. .......................................      1,400         61,600
  Conectiv, Inc. .........................................      4,800         98,400
  DQE, Inc. ..............................................      1,850         66,600
  Edison International....................................      3,300         97,556
  Energy East Corp. ......................................      2,600        108,225
  FirstEnergy Corp. ......................................      3,700        113,775
  FPL Group, Inc. ........................................      2,500        157,500
  NIPSCO Industries, Inc. ................................      3,400         95,200
  Public Service Co. of New Mexico........................      4,600        104,363
  TNP Enterprises, Inc. ..................................        900         27,788
  United Illuminating Co. ................................        300         15,188
                                                                         -----------
                                                                           1,058,245
                                                                         -----------
ELECTRICAL EQUIPMENT -- 0.6%
  General Electric Co. ...................................      3,500        318,500
                                                                         -----------
ENERGY RELATED -- 0.8%
  BJ Services Co.* .......................................      1,400         40,688
  Cabot Oil & Gas Corp. ..................................      1,100         22,000
  Devon Energy Corp. .....................................        500         17,469
  EVI Weatherford, Inc.* .................................      1,600         59,400
  Input/Output, Inc.* ....................................      1,000         17,812
  Newfield Exploration Co.* ..............................        900         22,388
  Pool Energy Service Co.* ...............................        900         13,275
  Schlumberger, Ltd. .....................................        900         61,481
  Transocean Offshore, Inc. ..............................      1,700         75,650
  Tuboscope, Inc.* .......................................        800         15,800
  Varco International, Inc.* .............................      1,700         33,681
                                                                         -----------
                                                                             379,644
                                                                         -----------
ENTERTAINMENT -- 0.6%
  Carmike Cinemas, Inc.* .................................        500         13,469
  Carnival Corp. .........................................      2,000         79,250
  King World Productions, Inc.* ..........................      1,500         38,250
  Rio Hotel and Casino, Inc.* ............................      1,000         18,875
  Showbiz Pizza Time, Inc.* ..............................        900         36,281
  Walt Disney Co. ........................................      1,219        128,071
                                                                         -----------
                                                                             314,196
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
FINANCIAL SERVICES -- 1.4%
  Bear Stearns Cos., Inc. ................................      2,800    $   159,250
  Edwards (A.G.), Inc. ...................................      2,300         98,181
  First American Financial Corp. .........................        600         54,000
  Legg Mason, Inc. .......................................        400         23,025
  Lehman Brothers Holdings, Inc. .........................        700         54,294
  Morgan Stanley Dean Witter Discover & Co. ..............      2,700        246,712
  Travelers Group, Inc. ..................................      1,200         72,750
                                                                         -----------
                                                                             708,212
                                                                         -----------
FOOD & RELATED -- 1.1%
  Campbell Soup Co. ......................................      1,500         79,687
  Dean Foods Co. .........................................        900         49,444
  Earthgrains Co. ........................................        900         50,287
  Interstate Bakeries Corp. ..............................      2,900         96,244
  Pioneer Hi-Bred International, Inc. ....................      1,200         49,650
  Quaker Oats Co. ........................................      1,400         76,912
  Ralcorp Holdings, Inc.*.................................      2,600         49,075
  Smithfield Foods, Inc.*.................................        800         24,400
  SYSCO Corp. ............................................      2,200         56,375
                                                                         -----------
                                                                             532,074
                                                                         -----------
HEALTH CARE -- 0.3%
  Integrated Health Services, Inc. .......................        700         26,250
  Mariner Health Group, Inc.*.............................      1,300         21,612
  Marquette Medical Systems, Inc.*........................        700         17,959
  Safeskin Corp.*.........................................        600         24,675
  Universal Health Services, Inc., Class B *..............        700         40,863
                                                                         -----------
                                                                             131,359
                                                                         -----------
HOSPITAL MANAGEMENT -- 0.7%
  Health Management Associates, Inc.*.....................      3,000        100,312
  Lincare Holdings, Inc.*.................................      1,800         75,712
  Omnicare, Inc. .........................................      1,100         41,938
  United Healthcare Corp. ................................      1,100         69,850
  Wellpoint Health Networks, Inc.*........................        800         59,200
                                                                         -----------
                                                                             347,012
                                                                         -----------
HOSPITAL SUPPLY -- 1.0%
  Abbott Laboratories.....................................      2,200         89,925
  Allegiance Corp. .......................................      1,600         82,000
  Biomet, Inc. ...........................................      3,900        128,944
  Datascope Corp.*........................................        600         15,937
  Guidant Corp. ..........................................        600         42,787
  Hillenbrand Industries, Inc. ...........................      1,100         66,000
  Johnson & Johnson Co. ..................................      1,000         73,750
  Sybron International Corp.*.............................        900         22,725
                                                                         -----------
                                                                             522,068
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
INSURANCE -- 1.7%
  Allstate Corp. .........................................      1,100    $   100,719
  AMBAC Financial Group, Inc. ............................      1,400         81,900
  American General Corp. .................................      1,400         99,662
  Capital Re Corp. .......................................        400         28,650
  Conesco, Inc. ..........................................      1,900         88,825
  Equitable Cos., Inc. ...................................      1,700        127,394
  Fidelity National Financial, Inc. ......................        500         19,906
  Fremont General Corp. ..................................        600         32,512
  Life Re Corp. ..........................................        300         24,600
  Old Republic International Corp. .......................      3,750        109,922
  Orion Capital Corp. ....................................        400         22,350
  Selective Insurance Group, Inc. ........................        800         17,925
  SunAmerica, Inc. .......................................      1,600         91,900
                                                                         -----------
                                                                             846,265
                                                                         -----------
MACHINERY -- 0.9%
  Aeroquip-Vickers, Inc. .................................        800         46,700
  AGCO Corp. .............................................      2,500         51,406
  Applied Power, Inc. ....................................        500         17,187
  Case Corp. .............................................        500         24,125
  Deere & Co. ............................................        900         47,587
  Graco, Inc. ............................................        700         24,412
  Kaydon Corp. ...........................................      1,900         67,094
  Kuhlman Corp. ..........................................        400         15,825
  Manitowoc Co., Inc. ....................................        800         32,250
  Parker-Hannifin Corp. ..................................        650         24,781
  Timken Co. .............................................      2,200         67,787
  Trinity Industries, Inc. ...............................      1,300         53,950
                                                                         -----------
                                                                             473,104
                                                                         -----------
METALS & MINING -- 0.5%
  Martin Marietta Materials, Inc. ........................      2,300        103,500
  National Steel Corp. ...................................      1,100         13,063
  Nucor Corp. ............................................        600         27,600
  Texas Industries, Inc. .................................        700         37,100
  USX-U.S. Steel Group, Inc. .............................      1,600         52,800
                                                                         -----------
                                                                             234,063
                                                                         -----------
MULTI-INDUSTRY -- 0.7%
  Crane Co. ..............................................      1,400         67,987
  Dover Corp. ............................................      1,700         58,225
  Honeywell, Inc. ........................................      1,000         83,562
  Tyco International Ltd. ................................      2,000        126,000
                                                                         -----------
                                                                             335,774
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
OIL (DOMESTIC) -- 0.6%
  Ashland, Inc. ..........................................      1,100    $    56,788
  Pennzoil Co. ...........................................        900         45,563
  Philips Petroleum Co. ..................................      1,300         62,644
  Sun Co., Inc. ..........................................        800         31,050
  USX-Marathon Group......................................      1,800         61,763
  Valero Energy Corp. ....................................      1,700         56,525
                                                                         -----------
                                                                             314,333
                                                                         -----------
OIL (INTERNATIONAL) -- 1.0%
  Chevron Corp. ..........................................      1,400        116,288
  Exxon Corp. ............................................      3,800        270,988
  Mobil Corp. ............................................      1,800        137,925
                                                                         -----------
                                                                             525,201
                                                                         -----------
PAPER & FOREST PRODUCTS -- 0.7%
  American Greetings Corp. ...............................      1,800         91,687
  Fort James Corp. .......................................      1,700         75,650
  Owens-Illinois, Inc.*...................................      2,700        120,825
  Potlatch Corp. .........................................      1,000         42,000
                                                                         -----------
                                                                             330,162
                                                                         -----------
PHARMACEUTICALS -- 2.6%
  Alpharma, Inc., Class A.................................        800         17,600
  Biogen, Inc.*...........................................      1,300         63,700
  Bristol Myers Squibb Co. ...............................      2,200        252,863
  Cardinal Health, Inc. ..................................        550         51,563
  ICN Pharmaceuticals, Inc. ..............................        400         18,275
  Merck & Co., Inc. ......................................      1,300        173,875
  Mylan Laboratories, Inc. ...............................      2,200         66,137
  NBTY, Inc.*.............................................      1,200         22,050
  Patterson Dental Co.*...................................        400         14,650
  Pfizer, Inc. ...........................................      1,800        195,638
  Schering-Plough Corp. ..................................      2,600        238,225
  Watson Pharmaceuticals, Inc.*...........................      3,500        163,406
                                                                         -----------
                                                                           1,277,982
                                                                         -----------
PRINTING & PUBLISHING -- 0.5%
  Gibson Greetings, Inc.*.................................        500         12,500
  McGraw-Hill Cos., Inc. .................................        600         48,938
  New York Times Co., Class A.............................        700         55,475
  Viacom, Inc., Class B *.................................        900         52,425
  Washington Post Co., Class B............................         80         46,080
  World Color Press, Inc.*................................        700         24,500
                                                                         -----------
                                                                             239,918
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
RESTAURANTS/LODGING -- 0.6%
  Applebee's International, Inc. .........................      2,700    $    60,413
  Bob Evans Farms, Inc. ..................................      1,600         33,900
  Marriott International Inc., Class A....................      1,200         38,850
  Papa John's International, Inc.*........................      1,600         63,100
  Promus Hotel Corp.*.....................................      1,210         46,585
  Ruby Tuesday, Inc. .....................................      1,200         18,600
  Ryan's Family Steak Houses, Inc.*.......................      1,700         17,425
                                                                         -----------
                                                                             278,873
                                                                         -----------
RETAIL -- 2.4%
  Bed, Bath & Beyond, Inc.*...............................      1,500         77,719
  Best Buy Co., Inc.*.....................................      2,800        101,150
  Dress Barn, Inc.*.......................................        900         22,388
  Ethan Allen Interiors, Inc. ............................        500         24,969
  Footstar, Inc.*.........................................        800         38,400
  Gap, Inc. ..............................................      1,500         92,438
  Guilford Mills, Inc. ...................................        800         16,000
  Home Depot, Inc. .......................................      1,050         87,216
  Lowe's Cos., Inc. ......................................      2,000         81,125
  OfficeMax, Inc.*........................................      4,900         80,850
  Payless ShoeSource, Inc.*...............................        800         58,950
  Pillowtex Corp. ........................................        400         16,050
  Proffitt's, Inc.*.......................................        600         24,225
  Ross Stores, Inc. ......................................      3,100        133,300
  Staples, Inc.*..........................................      3,500        101,281
  TJX Cos., Inc. .........................................     10,800        260,550
                                                                         -----------
                                                                           1,216,611
                                                                         -----------
RETAIL FOOD/DRUG -- 0.3%
  Albertson's, Inc. ......................................        500         25,906
  Hannaford Brothers Co. .................................        600         26,400
  Richfood Holdings, Inc. ................................        700         14,481
  Safeway, Inc.*..........................................      1,700         69,169
  Whole Foods Market, Inc.*...............................        400         24,200
                                                                         -----------
                                                                             160,156
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
SEMI-CONDUCTORS/INSTRUMENTATION -- 1.4%
  Anixter International, Inc.*............................      1,200    $    22,875
  C-Cube Microsystems, Inc.*..............................      1,100         20,419
  Comverse Technology, Inc.*..............................        300         15,562
  Digi International, Inc.*...............................      1,000         20,250
  Harmon Industries, Inc. ................................        500         11,875
  Harris Corp. ...........................................      2,300        102,781
  Intel Corp. ............................................        400         29,650
  Inter-Tel, Inc. ........................................        400          6,400
  Linear Technology Corp. ................................      2,500        150,781
  Maxim Integrated Products, Inc.*........................      4,400        139,425
  PMC-Sierra, Inc.*.......................................        500         23,438
  Sanmina Corp.*..........................................        600         26,025
  Technitrol, Inc. .......................................        700         27,956
  Thomas & Betts Corp. ...................................        800         39,400
  Vitesse Semiconductors Corp.*...........................      1,200         37,050
  Xilinx, Inc.*...........................................        900         30,600
                                                                         -----------
                                                                             704,487
                                                                         -----------
TOBACCO -- 0.3%
  Philip Morris Cos., Inc. ...............................      3,400        133,875
  Universal Corp. ........................................        700         26,163
                                                                         -----------
                                                                             160,038
                                                                         -----------
TRANSPORTATION -- 0.4%
  Burlington Northern Santa Fe Corp. .....................        400         39,275
  Hunt (J.B.) Transport Services, Inc. ...................      2,300         81,938
  M.S. Carriers, Inc.*....................................      1,000         27,125
  Rollins Truck Leasing Corp. ............................      2,300         28,463
                                                                         -----------
                                                                             176,801
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
UTILITIES - GAS & PIPELINE -- 0.5%
  Coastal Corp. ..........................................        900    $    62,831
  Energen Corp. ..........................................      1,500         30,188
  MCN Corp. ..............................................      1,700         42,288
  NICOR, Inc. ............................................      1,600         64,200
  Southwest Gas Corp. ....................................      1,100         26,881
                                                                         -----------
                                                                             226,388
                                                                         -----------
UTILITIES - TELEPHONE -- 1.8%
  360 Communications Co. .................................      1,000         32,000
  Ameritech Corp. ........................................      2,400        107,700
  AT&T Corp. .............................................      2,600        148,525
  Bell Atlantic Corp. ....................................      1,800         82,125
  BellSouth Corp. ........................................      2,200        147,675
  Century Telephone Enterprises, Inc. ....................      1,950         89,456
  Cincinnati Bell, Inc. ..................................      1,000         28,625
  Qwest Communications International, Inc.*...............      1,049         36,584
  Southern New England Telecommunications Corp. ..........        600         39,300
  Teleport Communications Group, Inc.*....................        181          9,819
  U.S. West, Inc. ........................................      1,600         75,200
  WorldCom, Inc.*.........................................      2,100        101,719
                                                                         -----------
                                                                             898,728
                                                                         -----------
TOTAL COMMON STOCK (COST $15,981,448).....................                20,758,753
                                                                         -----------
INVESTMENT COMPANIES -- 9.0%
  T. Rowe Price Foreign Equity Fund.......................    125,900      2,276,272
  T. Rowe Price International Equity Fund.................    145,800      2,224,908
                                                                         -----------
TOTAL INVESTMENT COMPANIES (COST $3,937,067)..............                 4,501,180
                                                                         -----------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
ASSET BACKED SECURITIES -- 1.2%
  CPS Auto Grantor Trust, Series 1997-3, Class A1, 6.10%,
    12/15/02..............................................  $  280,948        281,044
  First USA Credit Card Master Trust, Series 1997-6, Class
    A, 6.42%, 03/17/05....................................     350,000        357,362
                                                                          -----------
TOTAL ASSET BACKED SECURITIES (COST $630,262).............                    638,406
                                                                          -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 7.0%
  Access Financial Mortgage Loan Trust, Series 1997-3,
    Class A, 6.565%, 05/18/24.............................  $  175,000    $   176,039
  American Express Master Trust, Series 1998-1, Class A,
    5.90%, 04/15/04.......................................     300,000        301,358
  Banc One Auto Grantor Trust, Series 1997-B, Class A,
    6.29%, 07/20/04.......................................     330,430        331,902
  Chase Credit Card Master Trust, Series 1997-2, Class A,
    6.30%, 04/15/03.......................................     500,000        507,126
  Chase Manhattan Credit Card Master Trust, Series 1996-4,
    Class A, 6.73%, 02/15/03..............................     500,000        503,976
  EQCC Home Equity Loan Trust, Series 1997-2, Class A,
    6.72%, 02/15/12.......................................     175,000        178,540
  First Plus Home Improvement Loan Trust, Series 1996-3,
    Class A, 7.60%, 09/20/14..............................     350,000        368,327
  First Plus Home Loan Trust, Series 1997-1, Class A6,
    6.95%, 12/10/15.......................................     250,000        255,183
  Navistar Financial Corp. Owner Trust, Series 1998-1,
    Class A, 5.94%, 11/15/04..............................     292,330        292,833
  Premier Auto Trust, Series 1998-2, Class A, 5.77%,
    01/06/02..............................................     325,000        324,525
  Sears Credit Account Master Trust, Series 1998-1, Class
    A, 5.80%, 08/15/05....................................     300,000        299,250
                                                                          -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $3,518,598).............................................                  3,539,059
                                                                          -----------
CORPORATE BONDS -- 11.2%
COMPUTERS -- 1.0%
  International Business Machines, Inc., 6.375%,
    06/15/00..............................................     500,000        505,000
                                                                          -----------
FINANCIAL SERVICES -- 7.1%
  Bear Stearns Companies, Inc., 6.75%, 05/01/01...........     400,000        408,000
  Chrysler Financial Corp., 6.95%, 03/25/02...............     500,000        515,625
  General Motors Acceptance Corp., 5.875%, 01/22/03.......     250,000        245,625
  General Motors Acceptance Corp., 6.75%, 02/07/02........     250,000        255,000
  Household Finance Corp., 6.875%, 03/01/07...............     250,000        257,500
  Household Netherlands Corp., 6.125%, 03/01/03...........     200,000        198,750
  International Lease Finance Corp., 6.875%, 05/01/01.....     500,000        510,625
  Merrill Lynch & Co., Inc., 6.00%, 01/15/01..............     350,000        350,438
  Morgan Stanley Dean Witter Discover & Co., 8.10%,
    06/24/02..............................................     250,000        267,500
  Pitney Bowes Credit Corp., 5.65%, 01/15/03..............     275,000        270,531
  Transamerica Finance Corp., 6.375%, 11/15/01............     260,000        262,275
                                                                          -----------
                                                                            3,541,869
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
FOOD & RELATED -- 0.7%
  Hershey Foods Co., 6.70%, 10/01/05......................  $  325,000    $   343,281
                                                                          -----------
MULTI-INDUSTRY -- 1.0%
  Honeywell, Inc., 6.750%, 03/15/02.......................     500,000        513,750
                                                                          -----------
RETAIL - GENERAL MERCHANDISE -- 0.7%
  Wal-Mart Stores, Inc., 7.25%, 06/01/13..................     300,000        330,750
                                                                          -----------
UTILITIES - ELECTRIC -- 0.3%
  Southern California Edison Note, 6.50%, 06/01/01........     145,000        146,994
                                                                          -----------
UTILITIES - TELEPHONE -- 0.4%
  AT&T Corp., 8.625%, 12/01/31............................     200,000        222,250
                                                                          -----------
TOTAL CORPORATE BONDS (COST $5,479,517)...................                  5,603,894
                                                                          -----------
MEDIUM TERM NOTES -- 4.2%
  Banc One Corp., 6.375%, 10/01/02........................     600,000        604,500
  Countrywide Home Loan, 7.45%, 09/16/03..................     200,000        210,000
  Norwest Corp., 6.55%, 12/01/06..........................     250,000        256,875
  Sears Roebuck Acceptance Corp., 6.15%, 11/15/05.........     500,000        501,250
  Smithkline Beecham Corp., 6.625%, 10/01/01..............     500,000        511,250
                                                                          -----------
TOTAL MEDIUM TERM NOTES (COST $2,053,260).................                  2,083,875
                                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 9.1%
  FannieMae, 7.50%, 06/01/03..............................     268,511        273,126
  FannieMae, 7.00%, 06/01/04..............................     485,565        492,393
  FannieMae, 7.00%, 06/01/04..............................     303,577        307,846
  FannieMae, 6.48%, 06/28/04..............................     750,000        777,795
  FannieMae, 5.75%, 06/15/05..............................     750,000        750,397
  FannieMae, 6.50%, 01/01/06..............................     278,739        277,520
  FannieMae, 7.50%, 10/01/11..............................     268,001        275,538
  FannieMae, 5.50%, 12/25/14..............................       6,821          6,796
  Federal Home Loan Mortgage Corp., 8.00%, 01/01/04.......     107,413        109,594
  Federal Home Loan Mortgage Corp., 7.00%, 05/01/04.......   1,033,960      1,049,792
  Federal Home Loan Mortgage Corp., 6.50%, 06/01/04.......     232,481        234,733
                                                                          -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST
  $4,482,712).............................................                  4,555,530
                                                                          -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 2
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Concluded
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
U.S. TREASURY OBLIGATIONS -- 16.7%
U.S. TREASURY BILLS -- 2.4%
  U.S. Treasury Bill, 4.62%, 07/30/98.....................  $ 243,000    $   242,096
  U.S. Treasury Bill, 4.74%, 07/30/98.....................     18,000         17,931
  U.S. Treasury Bill, 4.75%, 07/30/98.....................    628,000        625,597
  U.S. Treasury Bill, 4.76%, 07/30/98.....................     16,000         15,939
  U.S. Treasury Bill, 4.77%, 07/30/98.....................    130,000        129,500
  U.S. Treasury Bill, 4.78%, 07/30/98.....................     41,000         40,842
  U.S. Treasury Bill, 4.89%, 09/03/98.....................    107,000        106,072
                                                                         -----------
                                                                           1,177,977
                                                                         -----------
U.S. TREASURY NOTES -- 14.3%
  U.S. Treasury Note, 6.38%, 05/15/99.....................    200,000        201,402
  U.S. Treasury Note, 6.75%, 05/31/99.....................    250,000        252,740
  U.S. Treasury Note, 6.25%, 08/31/00.....................    842,000        854,133
  U.S. Treasury Note, 6.38%, 03/31/01.....................    200,000        204,184
  U.S. Treasury Note, 6.25%, 10/31/01.....................    650,000        663,214
  U.S. Treasury Note, 6.25%, 01/31/02.....................    500,000        510,875
  U.S. Treasury Note, 6.25%, 02/15/03.....................  2,023,000      2,081,080
  U.S. Treasury Note, 6.50%, 05/15/05.....................  1,225,000      1,292,743
  U.S. Treasury Note, 6.50%, 10/15/06.....................    750,000        795,757
  U.S. Treasury Note, 6.25%, 02/15/07.....................    300,000        314,025
                                                                         -----------
                                                                           7,170,153
                                                                         -----------
TOTAL U.S. TREASURY OBLIGATIONS (COST $8,152,908).........                 8,348,130
                                                                         -----------
TOTAL INVESTMENTS (COST $44,235,772)(a) -- 99.8%..........                50,028,827
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2%.............                    83,281
                                                                         -----------
NET ASSETS -- 100.0%......................................               $50,112,108
                                                                         ===========
Percentages indicated are based on net assets of
  $50,112,108.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax
    purposes by the amount of losses recognized for
    financial reporting purposes in excess of federal
    income tax reporting of approximately $26,343. Cost
    for federal income tax purposes differs from value by
    net unrealized appreciation of securities as follows:
  Unrealized appreciation.................................  $6,200,704
  Unrealized depreciation.................................   (433,992)
                                                            ---------
  Net unrealized appreciation.............................  $5,766,712
                                                            =========
* Non-income producing securities.

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COMMON STOCK -- 56.7%
AEROSPACE/DEFENSE -- 0.9%
  Alliant Techsystems, Inc.*..............................        900    $    56,925
  Cordant Technologies, Inc. .............................      2,400        110,700
  Goodrich (B.F.) Co......................................      1,000         49,625
  Sundstrand Corp.........................................      1,200         68,700
  United Technologies Corp................................      2,500        231,250
                                                                         -----------
                                                                             517,200
                                                                         -----------
AIRLINES -- 0.4%
  Airborne Freight Corp...................................      2,000         69,875
  AMR Corp.*..............................................      1,200         99,900
  UAL Corp.*..............................................        700         54,600
                                                                         -----------
                                                                             224,375
                                                                         -----------
APPAREL/TEXTILE -- 0.5%
  Burlington Industries, Inc.*............................      1,900         26,719
  Jones Apparel Group, Inc.*..............................      4,200        153,563
  Tommy Hilfiger Corp.*...................................      1,500         93,750
                                                                         -----------
                                                                             274,032
                                                                         -----------
AUTOMOTIVE -- 1.2%
  Arvin Industries, Inc. .................................      2,200         79,887
  Chrysler Corp. .........................................      2,200        124,025
  Dana Corp. .............................................      1,200         64,200
  Ford Motor Co. .........................................      4,800        283,200
  Lear Corp.*.............................................      1,300         66,706
  Standard Products Co....................................      1,100         30,937
  Titan International, Inc................................      2,000         34,000
                                                                         -----------
                                                                             682,955
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
BANKS/SAVINGS & LOAN -- 5.2%
  AmSouth Bancorporation..................................      4,125    $   162,164
  Astoria Financial Corp. ................................        800         42,800
  Banc One Corp. .........................................      2,600        145,112
  BankBoston Corp. .......................................      2,400        133,500
  Chase Manhattan Corp. ..................................      3,600        271,800
  Citicorp................................................      1,000        149,250
  City National Corp. ....................................      2,600         96,037
  Commerce Bancorp, Inc. .................................        500         29,250
  Cullen/Frost Bankers, Inc. .............................      1,100         59,675
  Downey Financial Corp. .................................        900         29,419
  Fifth Third Bancorp.....................................        704         44,320
  First Commercial Corp. .................................        900         62,494
  First Union Corp. ......................................      3,200        186,400
  FirstFed Financial Corp.*...............................        900         46,800
  Fleet Financial Group, Inc. ............................      2,500        208,750
  Mellon Bank Corp. ......................................      2,300        160,137
  National City Corp. ....................................      1,000         71,000
  NationsBank Corp. ......................................      3,881        296,896
  Old Kent Financial Corp. ...............................      2,520         90,641
  Pacific Century Financial Corp. ........................      5,900        141,600
  Republic New York Corp. ................................        800         50,350
  Southtrust Corp. .......................................      3,600        156,600
  State Street Corp. .....................................      2,500        173,750
  Trustmark Corp. ........................................      1,900         41,681
  Zions Bancorporation....................................      1,900        100,937
                                                                         -----------
                                                                           2,951,363
                                                                         -----------
BEVERAGES -- 1.4%
  Anheuser-Busch Companies, Inc. .........................      1,300         61,344
  Canandaigua Brands, Inc.*...............................        500         24,594
  Coca-Cola Co. ..........................................      4,100        350,550
  Coca-Cola Enterprises, Inc. ............................      1,800         70,650
  Coors, (Adolph) Co., Class B............................      1,600         54,400
  PepsiCo, Inc............................................      5,500        226,531
                                                                         -----------
                                                                             788,069
                                                                         -----------
BUILDING RELATED/APPLIANCE -- 1.0%
  AptarGroup, Inc. .......................................        800         49,750
  Centex Corp. ...........................................      1,900         71,725
  Hon Industries, Inc. ...................................        800         27,200
  Interface, Inc. ........................................      2,000         40,375
  Miller (Herman), Inc. ..................................      3,200         77,800
  Mohawk Industries, Inc.*................................      1,500         47,531
  M.D.C. Holdings, Inc. ..................................      2,100         41,475
  Ryland Group, Inc. .....................................      2,300         60,375
  Southdown, Inc. ........................................      2,100        149,887
                                                                         -----------
                                                                             566,118
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
CHEMICALS -- 1.6%
  Cabot Corp. ............................................      2,800    $    90,475
  Cytec Industries, Inc.*.................................      1,600         70,800
  Dow Chemical Co. .......................................        800         77,350
  Du Pont, (E.I.) de Nemours & Co. .......................      3,200        238,800
  GenCorp, Inc. ..........................................      1,400         35,350
  Olin Corp. .............................................      1,800         75,037
  PPG Industries, Inc. ...................................      1,100         76,519
  Praxair, Inc. ..........................................      1,600         74,900
  Scotts Co., Class A*....................................      1,200         44,700
  Solutia, Inc. ..........................................      3,700        106,144
                                                                         -----------
                                                                             890,075
                                                                         -----------
COMMERCIAL SERVICES -- 1.2%
  AccuStaff, Inc.*........................................      4,200        131,250
  ACNielsen Corp.*........................................      3,000         75,750
  Central Parking Corp. ..................................        900         40,950
  Fluor Corp. ............................................      1,800         91,800
  Interim Services, Inc.*.................................      1,400         44,975
  Jacobs Engineering Group, Inc.*.........................      1,200         38,550
  Omnicom Group...........................................      2,600        129,675
  Robert Half International, Inc.*........................      1,900        106,162
  Valassis Communications, Inc.*..........................        600         23,138
                                                                         -----------
                                                                             682,250
                                                                         -----------
COMMUNICATIONS -- 1.5%
  3Com Corp.*.............................................         25            767
  American Power Conversion Corp.*........................      3,500        105,000
  Cisco Systems, Inc.*....................................      2,950        271,584
  Filenet Corp.*..........................................      1,800         51,975
  Lucent Technologies, Inc. ..............................      3,400        282,838
  Tellabs, Inc.*..........................................      1,800        128,925
                                                                         -----------
                                                                             841,089
                                                                         -----------
COMPUTER HARDWARE -- 2.4%
  Dell Computer Corp.*....................................      4,200        389,813
  EMC Corp.*..............................................      4,200        188,212
  Lexmark International Group, Inc.*......................      2,400        146,400
  Solectron Corp.*........................................      1,200         50,475
  SCI Systems, Inc.*......................................      2,300         86,538
  Storage Technology Corp.*...............................      3,000        130,125
  Sun Microsystems, Inc.*.................................      1,400         60,812
  Symbol Technologies, Inc. ..............................      1,950         73,612
  Tech Data Corp.*........................................        800         34,300
  Xerox Corp. ............................................      1,800        182,925
  Zebra Technologies Corp., Class A*......................      1,100         47,025
                                                                         -----------
                                                                           1,390,237
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
COMPUTER SOFTWARE & SERVICES -- 3.5%
  BMC Software, Inc.*.....................................      4,800    $   249,300
  Cadence Design Systems, Inc.*...........................      4,700        146,875
  CIBER, Inc.*............................................      1,600         60,800
  Compuware Corp.*........................................      4,300        219,837
  HBO & Co. ..............................................     10,400        366,600
  Keane, Inc.*............................................      1,200         67,200
  Microsoft Corp.*........................................      5,200        563,550
  Network Associates, Inc.*...............................      2,100        100,537
  Oracle Corp.*...........................................      2,500         61,406
  Parametric Technology Corp.*............................      2,400         65,100
  Progress Software Corp.*................................        800         32,800
  Sterling Software, Inc.*................................      1,900         56,169
                                                                         -----------
                                                                           1,990,174
                                                                         -----------
COSMETICS & TOILETRIES -- 1.3%
  Avon Products, Inc. ....................................      2,300        178,250
  Dial Corp. .............................................      4,700        121,906
  Newell Co. .............................................      1,200         59,775
  Procter & Gamble Co. ...................................      2,600        236,762
  Unilever NV, New York...................................      1,700        134,194
                                                                         -----------
                                                                             730,887
                                                                         -----------
ELECTRIC -- 2.6%
  BEC Energy..............................................      3,600        149,400
  CMS Energy Corp. .......................................      1,800         79,200
  Conectiv, Inc. .........................................      6,000        123,000
  DQE, Inc. ..............................................      2,250         81,000
  Edison International....................................      5,800        171,462
  Energy East Corp. ......................................      3,300        137,363
  FirstEnergy Corp. ......................................      4,500        138,375
  FPL Group, Inc. ........................................      4,000        252,000
  NIPSCO Industries, Inc. ................................      4,800        134,400
  Public Service Co. of New Mexico........................      5,700        129,319
  TNP Enterprises, Inc. ..................................      1,500         46,313
  United Illuminating Co. ................................        600         30,375
                                                                         -----------
                                                                           1,472,207
                                                                         -----------
ELECTRICAL EQUIPMENT -- 1.0%
  General Electric Co. ...................................      6,100        555,100
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
ENERGY RELATED -- 1.0%
  BJ Services Co.*........................................      2,000    $    58,125
  Cabot Oil & Gas Corp. ..................................      1,800         36,000
  Devon Energy Corp. .....................................        900         31,444
  EVI Weatherford, Inc.*..................................      2,000         74,250
  Input/Output, Inc.*.....................................      1,100         19,594
  Newfield Exploration Co.*...............................      1,500         37,313
  Pool Energy Service Co.*................................      1,500         22,125
  Schlumberger, Ltd. .....................................      1,500        102,469
  Transocean Offshore, Inc. ..............................      2,100         93,450
  Tuboscope, Inc.*........................................      1,300         25,675
  Varco International, Inc.*..............................      2,100         41,606
                                                                         -----------
                                                                             542,051
                                                                         -----------
ENTERTAINMENT -- 0.9%
  Carmike Cinemas, Inc.*..................................        900         24,244
  Carnival Corp. .........................................      3,400        134,725
  King World Productions, Inc.*...........................      2,200         56,100
  Rio Hotel and Casino, Inc.*.............................      1,600         30,200
  Showbiz Pizza Time, Inc.*...............................      1,500         60,469
  Walt Disney Co. ........................................      1,919        201,615
                                                                         -----------
                                                                             507,353
                                                                         -----------
FINANCIAL SERVICES -- 1.9%
  Bear Stearns Companies, Inc. ...........................      3,200        182,000
  Edwards (A.G.), Inc. ...................................      3,000        128,062
  First American Financial Corp. .........................      1,000         90,000
  Legg Mason, Inc. .......................................        600         34,537
  Lehman Brothers Holdings, Inc. .........................      1,200         93,075
  Morgan Stanley Dean Witter Discover & Co. ..............      4,600        420,325
  Travelers Group, Inc. ..................................      2,150        130,344
                                                                         -----------
                                                                           1,078,343
                                                                         -----------
FOOD & RELATED -- 1.5%
  Campbell Soup Co. ......................................      2,700        143,437
  Dean Foods Co. .........................................      1,200         65,925
  Earthgrains Co. ........................................      1,200         67,050
  Interstate Bakeries Corp. ..............................      4,500        149,344
  Pioneer Hi-Bred International, Inc. ....................      1,800         74,475
  Quaker Oats Co. ........................................      2,400        131,850
  Ralcorp Holdings, Inc.*.................................      3,400         64,175
  Smithfield Foods, Inc.*.................................      1,400         42,700
  SYSCO Corp. ............................................      3,900         99,937
                                                                         -----------
                                                                             838,893
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
HEALTHCARE -- 0.4%
  Integrated Health Services, Inc. .......................      1,200    $    45,000
  Mariner Health Group, Inc.*.............................      2,300         38,238
  Marquette Medical Systems, Inc.*........................      1,300         33,353
  Safeskin Corp.*.........................................      1,000         41,125
  Universal Health Services, Inc., Class B*...............      1,200         70,050
                                                                         -----------
                                                                             227,766
                                                                         -----------
HOSPITAL MANAGEMENT -- 0.7%
  Health Management Associates, Inc.*.....................      3,500        117,031
  Lincare Holdings, Inc.*.................................      2,200         92,537
  Omnicare, Inc. .........................................      1,000         38,125
  United Healthcare Corp. ................................      1,800        114,300
  Wellpoint Health Networks, Inc.*........................        700         51,800
                                                                         -----------
                                                                             413,793
                                                                         -----------
HOSPITAL SUPPLY -- 1.5%
  Abbott Laboratories.....................................      3,600        147,150
  Allegiance Corp. .......................................      2,000        102,500
  Biomet, Inc. ...........................................      5,900        195,069
  Datascope Corp.*........................................      1,000         26,562
  Guidant Corp. ..........................................      1,100         78,444
  Hillenbrand Industries, Inc. ...........................      1,400         84,000
  Johnson & Johnson Co. ..................................      2,400        177,000
  Sybron International Corp.*.............................      1,500         37,875
                                                                         -----------
                                                                             848,600
                                                                         -----------
INSURANCE -- 2.3%
  Allstate Corp. .........................................      2,100        192,281
  AMBAC Financial Group, Inc. ............................      1,700         99,450
  American General Corp. .................................      2,400        170,850
  Capital Re Corp. .......................................        700         50,137
  Conseco, Inc. ..........................................      3,300        154,275
  Equitable Companies, Inc. ..............................      2,800        209,825
  Fidelity National Financial, Inc. ......................        900         35,831
  Fremont General Corp. ..................................      1,100         59,606
  Life Re Corp. ..........................................        400         32,800
  Old Republic International Corp. .......................      4,950        145,097
  Orion Capital Corp. ....................................        600         33,525
  Selective Insurance Group, Inc. ........................      1,400         31,369
  SunAmerica, Inc. .......................................      2,000        114,875
                                                                         -----------
                                                                           1,329,921
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
MACHINERY -- 1.3%
  Aeroquip-Vickers, Inc. .................................      1,100    $    64,212
  AGCO Corp. .............................................      3,400         69,912
  Applied Power, Inc. ....................................        900         30,937
  Case Corp. .............................................        900         43,425
  Deere & Co. ............................................      1,500         79,312
  Graco, Inc. ............................................      1,200         41,850
  Kaydon Corp. ...........................................      2,600         91,812
  Kuhlman Corp. ..........................................        700         27,694
  Manitowoc Co., Inc. ....................................      1,200         48,375
  Parker-Hannifin Corp. ..................................      1,300         49,562
  Timken Co. .............................................      3,000         92,437
  Trinity Industries, Inc. ...............................      1,800         74,700
                                                                         -----------
                                                                             714,228
                                                                         -----------
METALS & MINING -- 0.6%
  Martin Marietta Materials, Inc. ........................      2,900        130,500
  National Steel Corp. ...................................      1,800         21,375
  Nucor Corp. ............................................      1,000         46,000
  Texas Industries, Inc. .................................      1,200         63,600
  USX-U.S. Steel Group, Inc. .............................      2,900         95,700
                                                                         -----------
                                                                             357,175
                                                                         -----------
MULTI-INDUSTRY -- 1.0%
  Crane Co. ..............................................      1,800         87,412
  Dover Corp. ............................................      3,000        102,750
  Honeywell, Inc. ........................................      1,800        150,412
  Tyco International Ltd. ................................      3,500        220,500
                                                                         -----------
                                                                             561,074
                                                                         -----------
OIL (DOMESTIC) -- 0.8%
  Ashland, Inc. ..........................................      1,500         77,438
  Pennzoil Co. ...........................................      1,200         60,750
  Philips Petroleum Co. ..................................      2,200        106,013
  Sun Co., Inc. ..........................................      1,300         50,456
  USX-Marathon Group......................................      3,000        102,938
  Valero Energy Corp. ....................................      2,300         76,475
                                                                         -----------
                                                                             474,070
                                                                         -----------
OIL (INTERNATIONAL) -- 1.5%
  Chevron Corp. ..........................................      1,600        132,900
  Exxon Corp. ............................................      6,500        463,531
  Mobil Corp. ............................................      3,200        245,200
                                                                         -----------
                                                                             841,631
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
PAPER & FOREST PRODUCTS -- 0.8%
  American Greetings Corp. ...............................      2,400    $   122,250
  Fort James Corp. .......................................      3,000        133,500
  Owens-Illinois, Inc.*...................................      3,800        170,050
  Potlatch Corp. .........................................      1,200         50,400
                                                                         -----------
                                                                             476,200
                                                                         -----------
PHARMACEUTICALS -- 3.6%
  Alpharma, Inc. Class A..................................      1,400         30,800
  Biogen, Inc.*...........................................      1,800         88,200
  Bristol Myers Squibb Co. ...............................      3,800        436,763
  Cardinal Health, Inc. ..................................        650         60,938
  ICN Pharmaceuticals, Inc. ..............................        700         31,981
  Merck & Co., Inc. ......................................      2,300        307,625
  Mylan Laboratories, Inc. ...............................      2,900         87,181
  NBTY, Inc.*.............................................      2,000         36,750
  Patterson Dental Co.*...................................        700         25,638
  Pfizer, Inc. ...........................................      3,000        326,063
  Schering-Plough Corp. ..................................      4,500        412,313
  Watson Pharmaceuticals, Inc.*...........................      4,700        219,431
                                                                         -----------
                                                                           2,063,683
                                                                         -----------
PRINTING & PUBLISHING -- 0.8%
  Gibson Greetings, Inc.*.................................        800         20,000
  McGraw-Hill Companies, Inc. ............................      1,000         81,563
  New York Times Co., Class A.............................      1,100         87,175
  Viacom, Inc., Class B*..................................      1,700         99,025
  Washington Post Co., Class B............................        220        126,720
  World Color Press, Inc.*................................      1,200         42,000
                                                                         -----------
                                                                             456,483
                                                                         -----------
RESTAURANTS/LODGING -- 0.7%
  Applebee's International, Inc. .........................      3,600         80,550
  Bob Evans Farms, Inc. ..................................      2,000         42,375
  Mariott International, Inc., Class A....................      2,000         64,750
  Papa John's International, Inc.*........................      2,100         82,819
  Promus Hotel Corp.*.....................................      1,587         61,099
  Ruby Tuesday, Inc. .....................................      2,000         31,000
  Ryan's Family Steak Houses, Inc.*.......................      2,900         29,725
                                                                         -----------
                                                                             392,318
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
RETAIL -- 3.2%
  Bed, Bath & Beyond, Inc.*...............................      2,400    $   124,350
  Best Buy Co., Inc.*.....................................      3,800        137,275
  Dress Barn, Inc.*.......................................      1,500         37,313
  Ethan Allen Interiors, Inc. ............................        800         39,950
  Footstar, Inc.*.........................................      1,400         67,200
  Gap, Inc. ..............................................      2,600        160,225
  Guilford Mills, Inc. ...................................      1,400         28,000
  Home Depot, Inc. .......................................      1,850        153,666
  Lowe's Companies, Inc. .................................      3,600        146,025
  OfficeMax, Inc.*........................................      6,500        107,250
  Payless ShoeSource, Inc.*...............................      1,000         73,688
  Pillowtex Corp. ........................................        600         24,075
  Proffitt's, Inc.*.......................................      1,000         40,375
  Ross Stores, Inc. ......................................      4,300        184,900
  Staples, Inc.*..........................................      4,600        133,113
  TJX Companies, Inc. ....................................     16,200        390,825
                                                                         -----------
                                                                           1,848,230
                                                                         -----------
RETAIL FOOD/DRUG -- 0.5%
  Albertson's, Inc. ......................................      1,000         51,813
  Hannaford Brothers Co. .................................        800         35,200
  Richfood Holdings, Inc. ................................      1,100         22,756
  Safeway, Inc.*..........................................      3,000        122,063
  Whole Foods Market, Inc. ...............................        700         42,350
                                                                         -----------
                                                                             274,182
                                                                         -----------
SEMI-CONDUCTORS/INSTRUMENTATION -- 1.8%
  Anixter International, Inc.*............................      2,100         40,031
  C-Cube Microsystems, Inc.*..............................      1,900         35,269
  Comverse Technology, Inc.*..............................        400         20,750
  Digi International, Inc.*...............................      1,700         34,425
  Harmon Industries, Inc. ................................        800         19,000
  Harris Corp. ...........................................      3,400        151,938
  Intel Corp. ............................................        700         51,888
  Inter-Tel, Inc. ........................................        800         12,800
  Linear Technology Corp. ................................      3,300        199,031
  Maxim Integrated Products, Inc.*........................      6,300        199,631
  PMC-Sierra, Inc.*.......................................        900         42,188
  Sanmina Corp.*..........................................        800         34,700
  Technitrol, Inc. .......................................      1,200         47,925
  Thomas & Betts Corp. ...................................        900         44,325
  Vitesse Semiconductors Corp.*...........................      2,000         61,750
  Xilinx, Inc.*...........................................      1,100         37,400
                                                                         -----------
                                                                           1,033,051
                                                                         -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                                           MARKET
                   SECURITY DESCRIPTION                      SHARES         VALUE
                   --------------------                      ------        ------
TOBACCO -- 0.5%
  Philip Morris Companies, Inc. ..........................      6,300    $   248,063
  Universal Corp. ........................................      1,000         37,375
                                                                         -----------
                                                                             285,438
                                                                         -----------
TRANSPORTATION -- 0.5%
  Burlington Northern Santa Fe Corp. .....................        800         78,550
  Hunt (J.B.) Transport Services, Inc. ...................      2,800         99,750
  M.S. Carriers, Inc.*....................................      1,600         43,400
  Rollins Truck Leasing Corp..............................      3,900         48,263
                                                                         -----------
                                                                             269,963
                                                                         -----------
UTILITIES - GAS & PIPELINE -- 0.6%
  Coastal Corp............................................      1,600        111,700
  Energen Corp. ..........................................      2,600         52,325
  MCN Corp. ..............................................      2,500         62,188
  NICOR, Inc. ............................................      2,200         88,275
  Southwest Gas Corp. ....................................      1,900         46,431
                                                                         -----------
                                                                             360,919
                                                                         -----------
UTILITIES - TELEPHONE -- 2.6%
  360 Communications Co.*.................................      1,300         41,600
  Ameritech Corp. ........................................      4,200        188,475
  AT&T Corp. .............................................      4,600        262,775
  Bell Atlantic Corp. ....................................      3,200        146,000
  BellSouth Corp. ........................................      3,600        241,650
  Century Telephone Enterprises, Inc. ....................      2,700        123,863
  Cincinnati Bell, Inc. ..................................      1,500         42,938
  Qwest Communications International, Inc.*...............      1,282         44,710
  Southern New England Telecommunications Corp. ..........        700         45,850
  Teleport Communications Group, Inc.*....................        272         14,756
  U.S. West, Inc. ........................................      2,600        122,200
  WorldCom, Inc.*.........................................      3,600        174,375
                                                                         -----------
                                                                           1,449,192
                                                                         -----------
TOTAL COMMON STOCK
  (COST $24,951,880)......................................                32,200,688
                                                                         -----------
INVESTMENT COMPANIES -- 8.3%
  T. Rowe Price Foreign Equity Fund.......................    131,800      2,382,944
  T. Rowe Price International Equity Fund.................    152,600      2,328,676
                                                                         -----------
TOTAL INVESTMENT COMPANIES
  (COST $4,151,422).......................................                 4,711,620
                                                                         -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
ASSET BACKED SECURITIES -- 0.8%
  CPS Auto Grantor Trust, Series 1997-3, Class A1, 6.10%,
    12/15/02..............................................  $  224,759    $   224,835
  First USA Credit Card Master Trust, Series 1997-6, Class
    A, 6.42%, 03/17/05....................................     250,000        255,259
                                                                          -----------
TOTAL ASSET BACKED SECURITIES
  (COST $474,269).........................................                    480,094
                                                                          -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.1%
  Access Financial Mortgage Loan Trust, Series 1997-3,
    Class A, 6.565%, 05/18/24.............................     300,000        301,781
  American Express Master Trust, Series 1998-1, Class A,
    5.90%, 04/15/04.......................................     275,000        276,245
  Banc One Auto Grantor Trust, Series 1997-B, Class A,
    6.29%, 07/20/04.......................................     206,519        207,439
  Chase Credit Card Master Trust, Series 1997-2, Class A,
    6.30%, 04/15/03.......................................     250,000        253,563
  Chase Manhattan Credit Card Master Trust, Series 1996-4,
    Class A, 6.73%, 02/15/03..............................     250,000        251,988
  EQCC Home Equity Loan Trust, Series 1997-2, Class A,
    6.72%, 02/15/12.......................................     300,000        306,069
  First Plus Home Improvement Loan Trust, Series 1996-3,
    Class A, 7.60%, 09/20/14..............................     300,000        315,709
  First Plus Home Loan Trust, Series 1997-1, Class A6,
    6.95%, 12/10/15.......................................     125,000        127,592
  Navistar Financial Corp. Owner Trust, Series 1998-A1,
    Class A, 5.94%, 11/15/04..............................     292,330        292,833
  Premier Auto Trust, Series 1998-2, Class A, 5.77%,
    01/06/02..............................................     300,000        299,561
  Sears Credit Account Master Trust, Series 1998-1, Class
    A, 5.80%, 08/15/05....................................     275,000        274,313
                                                                          -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST
  $2,895,583).............................................                  2,907,093
                                                                          -----------
CORPORATE BONDS -- 7.5%
FINANCIAL SERVICES -- 4.5%
  Bear Stearns Companies, Inc., 6.75%, 05/01/01...........     400,000        408,000
  Chrysler Financial Corp., 6.95%, 03/25/02...............     500,000        515,625
  General Motors Acceptance Corp., 6.75%, 02/07/02........     500,000        510,000
  Household Finance Corp., 6.875%, 03/01/07...............     250,000        257,500
  Household Netherlands BV, 6.125%, 03/01/03..............     100,000         99,375
  International Lease Finance Corp., 6.875%, 05/01/01.....     500,000        510,625
  Transamerica Finance Corp., 6.375%, 11/15/01............     260,000        262,275
                                                                          -----------
                                                                            2,563,400
                                                                          -----------
FOOD & RELATED -- 0.6%
  Hershey Foods Co., 6.70%, 10/01/05......................     300,000        316,875
                                                                          -----------

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS -- PORTFOLIO 3
--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Continued
June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
MULTI-INDUSTRY -- 0.9%
  Honeywell, Inc., 6.75%, 03/15/02........................  $  500,000    $   513,750
                                                                          -----------
UTILITIES - ELECTRIC -- 1.0%
  Southern California Edison Note, 6.50%, 06/01/01........     590,000        598,113
                                                                          -----------
UTILITIES - TELEPHONE -- 0.5%
  AT&T Corp., 8.625%, 12/01/31............................     250,000        277,813
                                                                          -----------
TOTAL CORPORATE BONDS (COST $4,176,728)...................                  4,269,951
                                                                          -----------
MEDIUM TERM NOTES -- 3.3%
  Banc One Corp., 6.375%, 10/01/02........................     375,000        377,813
  Countrywide Home Loan, 7.45%, 09/16/03..................     100,000        105,000
  Norwest Corp., 6.55%, 12/01/06..........................     350,000        359,625
  Sears Roebuck Acceptance Corp., 6.15%, 11/15/05.........     500,000        501,250
  Smithkline Beecham Corp., 6.625%, 10/01/01..............     500,000        511,250
                                                                          -----------
TOTAL MEDIUM TERM NOTES (COST $1,822,777).................                  1,854,938
                                                                          -----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 7.3%
  FannieMae, 7.50%, 06/01/03..............................     268,511        273,126
  FannieMae, 7.00%, 06/01/04..............................     361,010        366,087
  FannieMae, 7.00%, 06/01/04..............................     485,565        492,393
  FannieMae, 6.48%, 06/28/04..............................     500,000        518,530
  FannieMae, 5.75%, 06/15/05..............................     750,000        750,397
  FannieMae, 6.50%, 01/01/06..............................     106,175        105,711
  FannieMae, 7.50%, 10/01/11..............................      89,334         91,846
  FannieMae, 5.50%, 12/25/14..............................      13,641         13,591
  Federal Home Loan Mortgage Corp., 8.00%, 01/01/04.......      53,706         54,797
  Federal Home Loan Mortgage Corp., 7.00%, 05/01/04.......     744,451        755,851
  Federal Home Loan Mortgage Corp., 6.50%, 06/01/04.......     693,668        700,388
                                                                          -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $4,059,911).......................................                  4,122,717
                                                                          -----------
U.S. TREASURY OBLIGATIONS -- 11.2%
U.S. TREASURY BILLS -- 1.3%
  U.S. Treasury Bill, 4.74%, 07/30/98.....................      21,000         20,920
  U.S. Treasury Bill, 4.75%, 07/30/98.....................     163,000        162,376
  U.S. Treasury Bill, 4.77%, 07/30/98.....................     103,000        102,604
  U.S. Treasury Bill, 4.78%, 07/30/98.....................     111,000        110,573
  U.S. Treasury Bill, 4.80%, 07/30/98.....................     245,000        244,091
  U.S. Treasury Bill, 4.89%, 09/03/98.....................     134,000        132,837
                                                                          -----------
                                                                              773,401
                                                                          -----------

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

Schedule of Portfolio Investments, Concluded
June 30, 1998
--------------------------------------------------------------------------------

                                                            PRINCIPAL       MARKET
                   SECURITY DESCRIPTION                       AMOUNT         VALUE
                   --------------------                     ---------       ------
U. S. TREASURY BONDS & NOTES -- 9.9%
  U.S. Treasury Bond, 7.50%, 11/15/16.....................  $  150,000    $   180,006
  U.S. Treasury Note, 6.25%, 08/31/00.....................      25,000         25,360
  U.S. Treasury Note, 6.125%, 09/30/00....................     625,000        632,687
  U.S. Treasury Note, 6.375%, 09/30/01....................   1,025,000      1,049,087
  U.S. Treasury Note, 6.25%, 01/31/02.....................     500,000        510,875
  U.S. Treasury Note, 6.50%, 05/15/05.....................     675,000        712,328
  U.S. Treasury Note, 6.875%, 05/15/06....................     625,000        676,375
  U.S. Treasury Note, 6.50%, 10/15/06.....................     575,000        610,081
  U.S. Treasury Note, 6.25%, 02/15/07.....................     500,000        523,375
  U.S. Treasury Note, 6.625%, 05/15/07....................     250,000        268,270
  U.S. Treasury Note, 6.25%, 08/15/23.....................     400,000        428,348
                                                                          -----------
                                                                            5,616,792
                                                                          -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (COST $6,287,380).......................................                  6,390,193
                                                                          -----------
TOTAL INVESTMENTS (COST $48,819,950)(A) -- 100.2%.........                 56,937,294
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)...........                   (140,307)
                                                                          -----------
NET ASSETS -- 100.0%......................................                $56,796,987
                                                                          ===========
Percentages indicated are based on net assets of $56,796,987.
(a) Represents cost for financial reporting purposes and
    differs from cost basis for federal income tax
    purposes by the amount of losses recognized for
    financial reporting purposes in excess of federal
    income tax reporting of approximately $6,262. Cost for
    federal income tax purposes differs from value by net
    unrealized appreciation of securities as follows:
  Unrealized appreciation.................................  $8,739,455
  Unrealized depreciation.................................    (628,373)
                                                            ----------
  Net unrealized appreciation.............................  $8,111,082
                                                            ==========
* Non-income producing securities.

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities
June 30, 1998
--------------------------------------------------------------------------------

                                               PORTFOLIO 1   PORTFOLIO 2   PORTFOLIO 3
                                               -----------   -----------   -----------
ASSETS:
Investments in securities, at value (cost
  $36,903,082, $44,235,772, and $48,819,950,
  respectively)..............................  $40,660,461   $50,028,827   $56,937,294
Cash.........................................          --           655          4,021
Interest and dividends receivable............     292,358       279,596        225,067
Receivable for capital shares sold...........       6,333         7,408         15,600
Receivable for investment securities sold....      34,303        49,004         98,017
Unamortized organization costs...............      11,065        10,622         10,225
Prepaid expenses.............................      11,569        11,216         10,626
                                               -----------   -----------   -----------
  Total Assets...............................  41,016,089    50,387,328     57,300,850
                                               -----------   -----------   -----------
LIABILITIES:
Dividends payable............................      29,329            --             --
Payable for investment securities
  purchased..................................      49,268        61,543         98,476
Payable for capital shares redeemed..........      98,750        82,042        256,083
Management fees payable......................      18,483         7,844          6,810
Shareholder service fees payable (A, B and K
  Shares)....................................       8,329         9,758         11,616
12b-1 fees payable (B and K Shares)..........      18,979        22,471         25,867
Other accrued expenses.......................      74,339        91,562        105,011
                                               -----------   -----------   -----------
  Total Liabilities..........................     297,477       275,220        503,863
                                               -----------   -----------   -----------
NET ASSETS...................................  $40,718,612   $50,112,108   $56,796,987
                                               ===========   ===========   ===========
Net Assets:
  A Shares...................................  $9,781,888    $13,210,018   $14,395,669
  B Shares...................................  30,856,480    36,511,850     41,868,449
  K Shares...................................      80,244       390,240        532,869
                                               -----------   -----------   -----------
  Total......................................  $40,718,612   $50,112,108   $56,796,987
                                               ===========   ===========   ===========
Shares Outstanding (no par value, unlimited
  shares authorized):
  A Shares...................................     784,516       991,623        982,260
  B Shares...................................   2,509,414     2,782,844      2,899,830
  K Shares...................................       6,504        29,691         36,713
                                               -----------   -----------   -----------
  Total......................................   3,300,434     3,804,158      3,918,803
                                               ===========   ===========   ===========
Net Asset Value:
  A Shares -- offering price and redemption
    price per share..........................  $    12.47    $    13.32    $     14.66
                                               ===========   ===========   ===========
  B Shares -- offering price.................  $    12.30    $    13.12    $     14.44
                                               ===========   ===========   ===========
  K Shares -- offering price and redemption
    price per share..........................  $    12.34    $    13.14    $     14.51
                                               ===========   ===========   ===========
COMPOSITION OF NET ASSETS:
Paid in Capital..............................  $34,406,626   $40,616,899   $43,305,057
Accumulated undistributed net investment
  income.....................................     572,520       613,102        377,537
Accumulated net realized gains on investment
  transactions...............................   1,982,087     3,089,052      4,997,049
Net unrealized appreciation of investments...   3,757,379     5,793,055      8,117,344
                                               -----------   -----------   -----------
NET ASSETS, JUNE 30, 1998....................  $40,718,612   $50,112,108   $56,796,987
                                               ===========   ===========   ===========

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Statements of Operations
For the year ended June 30, 1998
--------------------------------------------------------------------------------

                                            PORTFOLIO 1   PORTFOLIO 2   PORTFOLIO 3
                                            -----------   -----------   -----------
INVESTMENT INCOME:
  Interest................................  $1,657,617    $1,541,245    $1,173,766
  Dividends...............................     228,993       413,023       556,407
                                            ----------    ----------    ----------
    Total Income..........................   1,886,610     1,954,268     1,730,173
                                            ----------    ----------    ----------
EXPENSES:
  Management fees.........................     244,463       287,990       321,440
  Shareholder service fees (A Shares).....      23,293        30,202        32,450
  Shareholder service fees (B Shares).....      78,458        88,820       100,667
  Shareholder service fees (K Shares).....         108           553           850
  12b-1 fees (B Shares)...................     235,373       267,390       301,915
  12b-1 fees (K Shares)...................         216         1,124         1,690
  Transfer agent fees.....................      59,838        94,416       117,575
  Accounting fees.........................      29,985        29,985        29,985
  Custodian fees..........................      26,775        29,492        37,851
  Legal fees..............................      27,580        31,658        29,983
  Audit fees..............................      14,087        16,282        19,017
  Trustees' fees and expenses.............      17,634        21,549        24,155
  Registration and filing fees............      26,398        30,065        28,695
  Reports to shareholders.................      29,650        37,082        51,606
  Organization costs......................       5,110         5,110         4,380
  Other expenses..........................      17,670        19,806        26,607
                                            ----------    ----------    ----------
    Total Expenses........................     836,638       991,524     1,128,866
  Less: Fee waivers.......................    (112,813)     (148,826)     (185,237)
                                            ----------    ----------    ----------
    Total Net Expenses....................     723,825       842,698       943,629
                                            ----------    ----------    ----------
NET INVESTMENT INCOME.....................   1,162,785     1,111,570       786,544
NET REALIZED/UNREALIZED GAIN ON
  INVESTMENTS:
    Net realized gains on investment
      transactions........................   2,721,056     3,810,224     6,000,121
    Net change in unrealized appreciation
      on investments......................     909,002     1,632,270     2,313,634
                                            ----------    ----------    ----------
Net realized/unrealized gains on
  investments.............................   3,630,058     5,442,494     8,313,755
                                            ----------    ----------    ----------
INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS..............................  $4,792,843    $6,554,064    $9,100,299
                                            ==========    ==========    ==========

---------------
See Notes to Financial Statements.

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                PORTFOLIO 1
                                                         -------------------------
                                                         YEAR ENDED    YEAR ENDED
                                                          JUNE 30,      JUNE 30,
                                                            1998          1997
                                                         ----------    ----------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income................................  $ 1,162,785   $ 1,023,828
  Net realized gains on investment transactions........    2,721,056       435,557
  Net change in unrealized appreciation of
    investments........................................      909,002     2,656,028
                                                         -----------   -----------
Change in net assets resulting from operations.........    4,792,843     4,115,413
                                                         -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    A Shares...........................................     (303,557)     (235,826)
    B Shares...........................................     (808,548)     (585,618)
    K Shares...........................................       (1,368)          (27)(a)
  Net realized gains from investment transactions
    A Shares...........................................     (264,716)      (32,408)
    B Shares...........................................     (901,438)      (90,844)
    K Shares...........................................       (1,231)           (4)(a)
                                                         -----------   -----------
Change in net assets from shareholder distributions....   (2,280,858)     (944,727)
                                                         -----------   -----------
CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued..........................    2,553,697    17,998,235
  Dividends reinvested.................................    2,229,620       891,487
  Cost of shares redeemed..............................   (6,585,495)   (7,904,517)
                                                         -----------   -----------
Change in net assets from capital share transactions...   (1,802,178)   10,985,205
                                                         -----------   -----------
Change in net assets...................................      709,807    14,155,891
NET ASSETS:
  Beginning of Year....................................   40,008,805    25,852,914
                                                         -----------   -----------
  End of Year..........................................  $40,718,612   $40,008,805
                                                         ===========   ===========
Accumulated Undistributed Net Investment Income........  $   572,520   $   532,155
                                                         ===========   ===========

---------------
(a) Period from July 22, 1996 (inception date) to June 30, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

             PORTFOLIO 2                    PORTFOLIO 3
      -------------------------      -------------------------
      YEAR ENDED    YEAR ENDED       YEAR ENDED    YEAR ENDED
       JUNE 30,      JUNE 30,         JUNE 30,      JUNE 30,
         1998          1997             1998          1997
      ----------    ----------       ----------    ----------
      $ 1,111,570   $   928,158      $   786,544   $   625,774
        3,810,224       526,465        6,000,121       890,937
        1,632,270     4,001,664        2,313,634     5,494,585
      -----------   -----------      -----------   -----------
        6,554,064     5,456,287        9,100,299     7,011,296
      -----------   -----------      -----------   -----------
         (275,944)     (229,351)        (203,802)     (151,395)
         (594,168)     (522,814)        (392,613)     (377,979)
           (4,907)         (821)(a)       (6,418)          (17)(a)
         (369,476)         (698)        (520,616)         (700)
       (1,095,471)       (2,013)      (1,612,825)       (2,349)
           (6,473)           (3)(a)      (17,485)           --
      -----------   -----------      -----------   -----------
       (2,346,439)     (755,700)      (2,753,759)     (532,440)
      -----------   -----------      -----------   -----------
        5,081,360    19,815,954        6,577,283    23,714,685
        2,326,331       744,721        2,732,255       527,344
       (6,466,563)   (6,036,471)      (7,223,088)   (4,831,133)
      -----------   -----------      -----------   -----------
          941,128    14,524,204        2,086,450    19,410,896
      -----------   -----------      -----------   -----------
        5,148,753    19,224,791        8,432,990    25,889,752
       44,963,355    25,738,564       48,363,997    22,474,245
      -----------   -----------      -----------   -----------
      $50,112,108   $44,963,355      $56,796,987   $48,363,997
      ===========   ===========      ===========   ===========
      $   613,102   $   455,883      $   377,537   $   293,304
      ===========   ===========      ===========   ===========

TIME HORIZON FUNDS
--------------------------------------------------------------------------------

Notes to Financial Statements
June 30, 1998
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

    Time Horizon Funds (the "Company"), a Delaware business trust, is registered under the Investment Company Act of 1940 as amended (the "Act"), as an open-end management investment company. At June 30, 1998, the Company operated as a series company comprised of three funds. The accompanying financial statements and notes are those of Time Horizon Portfolio 1 ("Portfolio 1"), Time Horizon Portfolio 2 ("Portfolio 2") and Time Horizon Portfolio 3 ("Portfolio 3") (individually, a "Fund" and collectively, the "Funds"), each of which has A Shares, B Shares, and effective July 22, 1996, began offering K Shares. A Shares, B Shares and K Shares have a Shareholder Service Plan. In addition, B Shares have a Distribution Service Plan, and K Shares have a Distribution and Administrative Services Plan and an Administrative Services Plan.

    The three classes vary in types of sales loads. A Shares are offered at net asset value without a sales load effective June 16, 1997, and are subject to a shareholder servicing fee. Prior to June 16, 1997, A Shares were offered at net asset value plus a 4.50% sales charge. B Shares are offered at net asset value but are subject to a contingent deferred sales charge consistent with the Funds' prospectus. In addition, B Shares pay ongoing distribution fees and shareholder servicing fees. B Shares will convert to A Shares on the first business day of the month following the sixth anniversary of the date of purchase. K Shares are offered at net asset value without an initial sales charge or a contingent deferred sales charge, but are subject to distribution or administrative services fees and shareholder servicing fees. A, B, and K Shares of each Fund may be exchanged for like shares of another Fund or a Pacific Horizon Fund with no sales charges or redemption fees as described in the Funds' prospectus.

    The Funds' investment objective is to provide investors a maximum total return over a stated investment time period while increasingly emphasizing capital preservation as each Fund approaches its target time horizon as described in the prospectus. The Funds invest primarily in equity and fixed income securities.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of Bank-America Corporation, serves as the Funds' Manager, providing investment advisory and administrative services.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

    Effective September 15, 1997, Bank of America entered into an agreement with PFPC, Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank Corp., pursuant to which PFPC has agreed to provide certain sub-administration services to the Funds, including, but not limited to, assisting in the developing and monitoring of compliance procedures, participating in periodic updating of the Funds' prospectuses and statements of additional information, providing periodic reports to the Company's Board and providing certain record-keeping services. Bank of America will bear all fees and expenses charged by PFPC for such services. BISYS Fund Services Ohio, Inc. ("BISYS"), a wholly owned subsidiary of The BISYS Group, Inc., served as the Funds' sub-administrator through September 15, 1997.

    Furthermore, pursuant to authority granted in the Management Agreement, Bank of America has entered into an agreement with PFPC under which PFPC has agreed to provide certain accounting, bookkeeping, pricing and dividend and distribution calculation services for the Funds. The Funds bear all fees and expenses charged by PFPC for these services. BISYS served as fund accountant for the Funds prior to September 15, 1997.

Distributor and Transfer Agent

    Effective September 15, 1997, Provident Distributors, Inc. ("PDI"), assumed responsibility as principal underwriter and distributor of shares of the Funds. Prior to such date, Concord Financial Group, Inc. (the "Former Distributor") also a wholly-owned subsidiary of The BISYS Group, Inc., served as distributor of the Funds. Additionally on October 24, 1997, PFPC assumed responsibility as the Funds' transfer agent and dividend disbursing agent. BISYS served the Funds in such capacity prior to such date.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

PORTFOLIO VALUATIONS:

    The Funds value portfolio securities (other than debt securities with remaining maturities of 60 days or less) at last reported sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the NASDAQ National Securities Market. Securities not listed on an exchange or the NASDAQ National Securities Market or securities for which there were no transactions are valued at the last current bid quotation if market quotations are available. The Funds may also use an independent pricing service, approved by the Board of Trustees, to value certain securities. Such prices reflect market values which may be established through the use of electronic data processing techniques and matrix systems. Restricted securities and securities for which market quotations are not readily available, if any, are valued at fair value using methods approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

SECURITIES TRANSACTIONS AND RELATED INCOME/EXPENSES:

    The Funds record security transactions on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income is recognized on the ex-dividend date. Realized gains and losses from security transactions are recorded on an identified cost basis.

    The Company accounts separately for the assets, liabilities and operations of each Fund. Direct expenses of a Fund are charged to the Fund while general Company expenses are allocated pro-rata among the Company's respective portfolios.

    The investment income and expenses of a Fund (other than class specific expenses) and realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon their relative net asset value on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

    The Funds incurred certain costs in connection with its organization. Such costs have been deferred and are being amortized on a straight line basis over five years. In the event that any of the initial shares of the Funds are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

number of said shares being redeemed bears to the number that are outstanding at the time of the redemption.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    The Funds' net investment income is declared and paid as a dividend annually to shareholders of record at the close of business on record date. Net realized gains on portfolio securities, if any, are distributed at least annually. However, to the extent that net realized gains of the Funds can be offset by capital loss carryovers of the Funds, such gains will not be distributed. Dividends and distributions are recorded by the Funds on the ex-dividend date.

    The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders that exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

    As of June 30, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital:

                                  ACCUMULATED
                 ACCUMULATED      NET REALIZED
                UNDISTRIBUTED        GAIN/
                NET INVESTMENT     (LOSS) ON
                INCOME/(LOSS)     INVESTMENTS
                --------------   --------------
Portfolio 1...   $    (8,947)       $ 8,947
Portfolio 2...       (79,332)        79,332
Portfolio 3...       (99,478)        99,478

FEDERAL INCOME TAXES:

    It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    Bank of America serves as the Funds' manager, providing investment advisory and administrative services. Under the terms of the Management Agreement, Bank of America is entitled to receive fees from the Funds, which are accrued daily and payable monthly, at an annual rate of 0.60% of the Funds' average daily net assets. Pursuant to the terms of its sub-administration agreement with PFPC, Bank of America will bear all fees and expenses charged by PFPC for such services.

    Pursuant to the authority granted in its Management Agreement, Bank of America entered into a Sub-Administration Agreement with PFPC beginning September 15, 1997, under which PFPC will perform certain services of the Management Agreement. Prior to September 15, 1997, BISYS served as the Funds' sub-administrator.

    The Company has adopted a Shareholder Service Plan for A Shares, B Shares, and K Shares, under which the Funds reimburse PDI and the Former Distributor and Service Organizations, as defined in the prospectus, for shareholder servicing fees incurred by each respective Class. Under the Shareholder Service Plan, payments by the Funds for shareholder servicing expenses may not exceed an annual rate of 0.25% of the Funds' average daily net assets. For the year ended June 30, 1998, the Funds were advised that PDI and the Former Distributor each retained respectively, $6,826 and $801, for Portfolio 1, $3,785 and $697, for Portfolio 2, and $2,394 and $259, for Portfolio 3, pursuant to the Shareholder Services Plan. For the same period, Bank of America and its affiliates earned the following amounts pursuant to the Shareholder Services Plan:

                                BANK OF
                                AMERICA
                                  AND
            FUND               AFFILIATES
            ----               ----------
Portfolio 1..................   $ 94,034
Portfolio 2..................   $114,853
Portfolio 3..................   $130,341

    The Company has also adopted a Distribution Service Plan pursuant to Rule 12b-1 under the Act, under which the B Shares of each Fund compensate PDI and the Former Distributor for services rendered and costs incurred in connection with distribution of the B Shares. Under the Distribution Service Plan, payments by the B Shares of a Fund for distribution expenses incurred may not exceed the annual rate of 0.75% of the average daily net assets of the Fund

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

attributable to the B Shares. For the year ended June 30, 1998, the Funds were advised that PDI and the Former Distributor each retained respectively, $992 and $28, for Portfolio 1, $1,006 and $29 for Portfolio 2, and $2,923 and $30, for Portfolio 3. For the same period, the Funds were advised that Bank of America and its affiliates earned the following amounts pursuant to the Distribution Service Plan:

                                BANK OF
                                AMERICA
                                  AND
            FUND               AFFILIATES
            ----               ----------
Portfolio 1.................    $234,326
Portfolio 2.................    $266,297
Portfolio 3.................    $298,645

    The Company has adopted two forms of plans for K Shares pursuant to Rule 12b-1 under the Act: an Administrative Services Plan under which the K Shares of the Funds may reimburse the Distributor for administrative expenses incurred in connection with sales of shares to investors subject to ERISA; and a Distribution and Administrative Services Plan under which the K Shares of the Funds may compensate the Distributor for distribution and administrative services rendered and costs incurred in connection with distribution of the K Shares. The total of all 12b-1 distribution fees and administrative services fees paid under both the Administrative Services Plan and the Distribution and Administrative Services Plan may not exceed, in the aggregate, the annual rate of 0.75% of the average daily net assets of a Funds' K Shares. For the year ended June 30, 1998, Bank of America and its affiliates earned the following amounts pursuant to the Distribution and Administrative Services Plan:

                                 BANK OF
                                 AMERICA
                                   AND
            FUND                AFFILIATES
            ----                ----------
Portfolio 1..................      $  3
Portfolio 2..................      $  2
Portfolio 3..................      $136

    In its capacity as transfer agent and dividend disbursing agent, PFPC earned $38,167, $66,420 and $85,501 from Portfolio 1, Portfolio 2 and Portfolio 3, respectively, for the period October 24, 1997 through June 30, 1998. BISYS earned $21,671, $27,996 and $32,074 from Portfolio 1, Portfolio 2 and Portfolio 3, respectively, for the period July 1, 1997 through October 24, 1997, in its capacity as transfer agent and dividend disbursing agent.

    For the year ended June 30, 1998, Portfolio 1, Portfolio 2 and Portfolio 3 incurred legal charges totaling $27,580, $31,658 and $29,983, respectively, which were earned by a law firm, a partner of which serves as Secretary of the Company.

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

    Certain officers of the Company are affiliated with PFPC. Such persons are not paid directly by the Company for serving in those capacities.

    Bank of America and/or the Distributor have agreed to voluntarily waive their fees and/or reimburse operating expenses to ensure that the total operating expenses for each Fund do not exceed 1.20%, 1.95%, and 1.70% (annualized) of the average net assets of each Fund's Class A, Class B, and Class K Shares, respectively. Bank of America retains the right to terminate this arrangement at any time.

    Information regarding related party transactions is as follows for the year ended June 30, 1998:

                                                    PORTFOLIO 1   PORTFOLIO 2   PORTFOLIO 3
                                                    -----------   -----------   -----------
MANAGEMENT FEES:
Annual fee before waivers (Percentage of average
  net assets).....................................       .60%          .60%          .60%
Waivers...........................................   $112,813      $148,826      $185,237
12b-1 FEES:
  (Percentage of average net assets) (Class B)....       .75%          .75%          .75%
  (Percentage of average net assets) (Class K)....       .50%          .50%          .50%
SHAREHOLDER SERVICES FEES:
  (Percentage of average net assets)..............       .25%          .25%          .25%

NOTE 4 -- SECURITIES TRANSACTIONS

    For the year ended June 30, 1998, the cost of purchases and the proceeds from sales of Portfolio 1, Portfolio 2, and Portfolio 3 Fund's securities (excluding short-term investments) amounted to:

                        PURCHASES       SALES
                        ---------       -----
Portfolio 1..........  $24,123,361   $(27,352,383)
Portfolio 2..........   28,046,593    (28,348,144)
Portfolio 3..........   37,452,472    (36,617,298)

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

NOTE 5 -- CAPITAL SHARE TRANSACTIONS

    Transactions in capital shares for the Funds are summarized below:

                                                             PORTFOLIO 1
                                           ------------------------------------------------
                                                 YEAR ENDED               YEAR ENDED
                                               JUNE 30, 1998           June 30, 1997 (a)
                                           ----------------------   -----------------------
                                            SHARES      AMOUNT       SHARES       AMOUNT
                                            ------      ------       ------       ------
A SHARES
  Issued.................................   178,234   $ 2,161,381     351,439   $ 3,894,793
  Reinvested.............................    47,410       557,590      21,332       233,491
  Redeemed...............................  (159,445)   (1,931,984)   (328,152)   (3,636,722)
                                           --------   -----------   ---------   -----------
Net increase.............................    66,199   $   786,987      44,619   $   491,562
                                           ========   ===========   =========   ===========
B SHARES
  Issued.................................    26,399   $   316,178   1,289,853   $14,087,875
  Reinvested.............................   143,220     1,669,504      60,332       657,965
  Redeemed...............................  (385,990)   (4,636,263)   (386,299)   (4,267,795)
                                           --------   -----------   ---------   -----------
Net increase/(decrease)..................  (216,371)  $(2,650,581)    963,886   $10,478,045
                                           ========   ===========   =========   ===========
K SHARES
  Issued.................................     6,298   $    76,138       1,409   $    15,567
  Reinvested.............................       216         2,526          --            31
  Redeemed...............................    (1,419)      (17,248)         --            --
                                           --------   -----------   ---------   -----------
Net increase.............................     5,095   $    61,416       1,409   $    15,598
                                           ========   ===========   =========   ===========

                                                             PORTFOLIO 2
                                           ------------------------------------------------
                                                 YEAR ENDED               YEAR ENDED
                                               JUNE 30, 1998           JUNE 30, 1997 (A)
                                           ----------------------   -----------------------
                                            SHARES      AMOUNT       SHARES       AMOUNT
                                            ------      ------       ------       ------
A SHARES
  Issued.................................   263,191   $ 3,383,297     423,922   $ 4,755,003
  Reinvested.............................    52,081       642,355      20,495       229,548
  Redeemed...............................  (220,809)   (2,835,277)   (235,847)   (2,664,989)
                                           --------   -----------   ---------   -----------
Net increase.............................    94,463   $ 1,190,375     208,570   $ 2,319,562
                                           ========   ===========   =========   ===========
B SHARES
  Issued.................................   109,062   $ 1,375,387   1,353,946   $14,965,674
  Reinvested.............................   137,055     1,672,654      46,045       514,332
  Redeemed...............................  (280,953)   (3,568,688)   (299,787)   (3,368,544)
                                           --------   -----------   ---------   -----------
Net increase/(decrease)..................   (34,836)  $  (520,647)  1,100,204   $12,111,462
                                           ========   ===========   =========   ===========
K SHARES
  Issued.................................    25,378   $   322,676       8,455   $    95,277
  Reinvested.............................       929        11,322          76           841
  Redeemed...............................    (4,896)      (62,598)       (250)       (2,938)
                                           --------   -----------   ---------   -----------
Net increase.............................    21,411   $   271,400       8,281   $    93,180
                                           ========   ===========   =========   ===========

--------------------------------------------------------------------------------

June 30, 1998
--------------------------------------------------------------------------------

                                                             PORTFOLIO 3
                                           ------------------------------------------------
                                                 YEAR ENDED               YEAR ENDED
                                               JUNE 30, 1998           June 30, 1997 (a)
                                           ----------------------   -----------------------
                                            SHARES      AMOUNT       SHARES       AMOUNT
                                            ------      ------       ------       ------
A SHARES
  Issued.................................   300,357   $ 4,160,776     364,629   $ 4,244,089
  Reinvested.............................    54,334       716,448      13,014       151,218
  Redeemed...............................  (181,734)   (2,531,077)   (119,893)   (1,406,913)
                                           --------   -----------   ---------   -----------
Net increase.............................   172,957   $ 2,346,147     257,750   $ 2,988,394
                                           ========   ===========   =========   ===========
B SHARES
  Issued.................................   137,951   $ 1,908,252   1,693,393   $19,375,895
  Reinvested.............................   152,727     1,991,952      32,481       376,109
  Redeemed...............................  (329,148)   (4,561,204)   (296,365)   (3,416,469)
                                           --------   -----------   ---------   -----------
Net increase/(decrease)..................   (38,470)  $  (661,000)  1,429,509   $16,335,535
                                           ========   ===========   =========   ===========
K SHARES
  Issued.................................    37,081   $   508,255       7,916   $    94,701
  Reinvested.............................     1,823        23,855           1            17
  Redeemed...............................    (9,479)     (130,807)       (630)       (7,751)
                                           --------   -----------   ---------   -----------
Net increase.............................    29,425   $   401,303       7,287   $    86,967
                                           ========   ===========   =========   ===========

---------------
(a) Period from July 22, 1996 (inception date) to June 30, 1997, for the K
    Shares.

TIME HORIZON PORTFOLIO 1
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                              FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
                                                  ENDED           ENDED            ENDED
                                              JUNE 30, 1998   JUNE 30, 1997   June 30, 1996(a)
                                              -------------   -------------   ----------------
A SHARES
  NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR......................................     $11.67          $10.65            $10.04(d)
                                                 ------          ------            ------
Income from Investment Operations:
  Net investment income.....................       0.39            0.38              0.22
  Net realized and unrealized gains on
    investments transactions................       1.15            0.99              0.45
                                                 ------          ------            ------
Total income from investment operations.....       1.54            1.37              0.67
                                                 ------          ------            ------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income.......................      (0.39)          (0.31)            (0.06)
  Distributions to shareholders from net
    realized gains on investment
    transactions............................      (0.35)          (0.04)               --
                                                 ------          ------            ------
Total Dividends and Distributions...........      (0.74)          (0.35)            (0.06)
                                                 ------          ------            ------
Net change in net asset value per share.....       0.80            1.02              0.61
                                                 ------          ------            ------
NET ASSET VALUE PER SHARE, END OF YEAR......     $12.47          $11.67            $10.65
                                                 ======          ======            ======
Total return................................      13.70%          13.13%             6.68%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)...........     $9,782          $8,384            $7,172
  Ratio of expenses to average net assets...       1.20%           0.99%             0.49%(c)
  Ratio of net investment income to average
    net assets..............................       3.43%           3.62%             3.96%(c)
  Ratio of expenses to average net
    assets*.................................       1.47%           1.67%             2.95%(c)
  Ratio of net investment income to average
    net assets*.............................       3.16%           2.94%             1.50%(c)
  Portfolio turnover rate**.................         61%             73%               72%

---------------
 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 1
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                               FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
                                                   ENDED           ENDED            ENDED
                                               JUNE 30, 1997   JUNE 30, 1997   June 30, 1996(a)
                                               -------------   -------------   ----------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.......................................     $ 11.60         $ 10.60          $ 10.04(d)
                                                  -------         -------          -------
Income from Investment Operations:
  Net investment income......................        0.33            0.26             0.18
  Net realized and unrealized gains on
    investments transactions.................        1.03            1.03             0.43
                                                  -------         -------          -------
Total income from investment operations......        1.36            1.29             0.61
                                                  -------         -------          -------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income........................       (0.31)          (0.25)           (0.05)
  Distributions to shareholders from net
    realized gains on investment
    transactions.............................       (0.35)          (0.04)              --
                                                  -------         -------          -------
Total Dividends and Distributions............       (0.66)          (0.29)           (0.05)
                                                  -------         -------          -------
Net change in net asset value per share......        0.70            1.00             0.56
                                                  -------         -------          -------
NET ASSET VALUE PER SHARE, END OF YEAR.......     $ 12.30         $ 11.60          $ 10.60
                                                  =======         =======          =======
Total return (excludes sales charge).........       12.14%          12.36%            6.09%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)............     $30,857         $31,609          $18,681
  Ratio of expenses to average net assets....        1.95%           1.77%            1.29%(c)
  Ratio of net investment income to average
    net assets...............................        2.68%           2.85%            3.16%(c)
  Ratio of expenses to average net assets*...        2.23%           2.43%            3.65%(c)
  Ratio of net investment income to average
    net assets*..............................        2.40%           2.19%            0.80%(c)
  Portfolio turnover rate**..................          61%             73%              72%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 1
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          FOR THE YEAR     FOR THE PERIOD
                                                              ENDED            ENDED
                                                          JUNE 30, 1998   June 30, 1997(a)
                                                          -------------   ----------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR............     $11.61            $10.41
                                                             ------            ------
Income from Investment Operations:
  Net investment income.................................       0.30              0.36
  Net realized and unrealized gains on investments
    transactions........................................       1.16              1.16
                                                             ------            ------
Total income from investment operations.................       1.46              1.52
                                                             ------            ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income..............................................      (0.38)            (0.28)
  Distributions to shareholders from net realized gains
    on investment transactions..........................      (0.35)            (0.04)
                                                             ------            ------
Total Dividends and Distributions.......................      (0.73)            (0.32)
                                                             ------            ------
Net change in net asset value per share.................       0.73              1.20
                                                             ------            ------
NET ASSET VALUE PER SHARE, END OF YEAR..................     $12.34            $11.61
                                                             ======            ======
Total return............................................      13.07%            14.78%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).......................     $   80            $   16
  Ratio of expenses to average net assets...............       1.70%             1.60%(c)
  Ratio of net investment income to average net
    assets..............................................       2.96%             2.98%(c)
  Ratio of expenses to average net assets*..............       1.95%             2.19%(c)
  Ratio of net investment income to average net
    assets*.............................................       2.71%             2.39%(c)
  Portfolio turnover rate**.............................         61%               73%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from July 22,1996 (inception date) to June 30, 1997.

(b) Not annualized.

(c) Annualized.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 2
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                              FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
                                                  ENDED           ENDED            ENDED
                                              JUNE 30, 1998   JUNE 30, 1997   June 30, 1996(a)
                                              -------------   -------------   ----------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR......................................     $ 12.15         $ 10.73           $10.04(d)
                                                 -------         -------           ------
Income from Investment Operations:
  Net investment income.....................        0.37            0.31             0.21
  Net realized and unrealized gains on
    investments transactions................        1.49            1.39             0.54
                                                 -------         -------           ------
Total income from investment operations.....        1.86            1.70             0.75
                                                 -------         -------           ------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income.......................       (0.32)          (0.28)           (0.06)
  Distributions to shareholders from net
    realized gains on investment
    transactions............................       (0.37)             --               --
                                                 -------         -------           ------
Total Dividends and Distributions...........       (0.69)          (0.28)           (0.06)
                                                 -------         -------           ------
Net change in net asset value per share.....        1.17            1.42             0.69
                                                 -------         -------           ------
NET ASSET VALUE PER SHARE, END OF YEAR......     $ 13.32         $ 12.15           $10.73
                                                 =======         =======           ======
Total return................................       15.82%          16.05%            7.48%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)...........     $13,210         $10,899           $7,389
  Ratio of expenses to average net assets...        1.20%           0.99%            0.50%(c)
  Ratio of net investment income to average
    net assets..............................        2.88%           3.14%            3.72%(c)
  Ratio of expenses to average net
    assets*.................................        1.51%           1.63%            3.12%(c)
  Ratio of net investment income to average
    net assets*.............................        2.57%           2.50%            1.10%(c)
  Portfolio turnover rate**.................          60%             78%              72%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 2
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                               FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
                                                   ENDED           ENDED            ENDED
                                               JUNE 30, 1998   JUNE 30, 1997   June 30, 1996(a)
                                               -------------   -------------   ----------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.....................................       $ 12.05         $ 10.68          $ 10.04(d)
                                                  -------         -------          -------
Income from Investment Operations:
  Net investment income....................          0.30            0.22             0.15
  Net realized and unrealized gains on
    investments transactions...............          1.38            1.37             0.54
                                                  -------         -------          -------
Total income from investment operations....          1.68            1.59             0.69
                                                  -------         -------          -------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income......................         (0.24)          (0.22)           (0.05)
  Distributions to shareholders from net
    realized gains on investment
    transactions...........................         (0.37)             --               --
                                                  -------         -------          -------
Total Dividends and Distributions..........         (0.61)          (0.22)           (0.05)
                                                  -------         -------          -------
Net change in net asset value per share....          1.07            1.37             0.64
                                                  -------         -------          -------
NET ASSET VALUE PER SHARE, END OF YEAR.....       $ 13.12         $ 12.05          $ 10.68
                                                  =======         =======          =======
Total return (excludes sales charge).......         14.36%          15.04%            6.88%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)..........       $36,512         $33,965          $18,350
  Ratio of expenses to average net
    assets.................................          1.95%           1.77%            1.32%(c)
  Ratio of net investment income to average
    net assets.............................          2.12%           2.37%            2.92%(c)
  Ratio of expenses to average net
    assets*................................          2.26%           2.39%            3.87%(c)
  Ratio of net investment income to average
    net assets*............................          1.81%           1.75%            0.37%(c)
  Portfolio turnover rate**................            60%             78%              72%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 2
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                        FOR THE YEAR
                                                           ENDED          FOR THE PERIOD
                                                          JUNE 30,            ENDED
                                                            1998         June 30, 1997(a)
                                                        ------------     ----------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR.........     $ 12.03            $ 10.39
                                                          -------            -------
Income from Investment Operations:
  Net investment income..............................        0.29               0.29
  Net realized and unrealized gains on investments
    transactions.....................................        1.49               1.61
                                                          -------            -------
Total income from investment operations..............        1.78               1.90
                                                          -------            -------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income...........................................       (0.30)             (0.26)
  Distributions to shareholders from net realized
    gains on investment transactions.................       (0.37)                --
                                                          -------            -------
Total Dividends and Distributions....................       (0.67)             (0.26)
                                                          -------            -------
Net change in net asset value per share..............        1.11               1.64
                                                          -------            -------
NET ASSET VALUE PER SHARE, END OF YEAR...............     $ 13.14            $ 12.03
                                                          =======            =======
Total return.........................................       15.29%             18.49%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)....................     $   390            $   100
  Ratio of expenses to average net assets............        1.69%              1.59%(c)
  Ratio of net investment income to average net
    assets...........................................        2.35%              2.50%(c)
  Ratio of expenses to average net assets*...........        2.00%              2.20%(c)
  Ratio of net investment income to average net
    assets*..........................................        2.04%              1.89%(c)
  Portfolio turnover rate**..........................          60%                78%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from July 22, 1996 (inception date) to June 30, 1997.

(b) Not annualized.

(c) Annualized.

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 3
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                               FOR THE YEAR    FOR THE YEAR     FOR THE PERIOD
                                                   ENDED           ENDED            ENDED
                                               JUNE 30, 1998   JUNE 30, 1997   June 30, 1996(a)
                                               -------------   -------------   ----------------
A SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.......................................     $ 12.95         $ 10.94           $10.04(d)
                                                  -------         -------           ------
Income from Investment Operations:
  Net investment income......................        0.27            0.23             0.18
  Net realized and unrealized gains on
    investments transactions.................        2.22            2.00             0.77
                                                  -------         -------           ------
Total income from investment operations......        2.49            2.23             0.95
                                                  -------         -------           ------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income........................       (0.23)          (0.22)           (0.05)
  Distributions to shareholders from net
    realized gains on investment
    transactions.............................       (0.55)             --               --
                                                  -------         -------           ------
Total Dividends and Distributions............       (0.78)          (0.22)           (0.05)
                                                  -------         -------           ------
Net change in net asset value per share......        1.71            2.01             0.90
                                                  -------         -------           ------
NET ASSET VALUE PER SHARE, END OF YEAR.......     $ 14.66         $ 12.95           $10.94
                                                  =======         =======           ======
Total return.................................       19.96%          20.62%            9.46%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000)............     $14,396         $10,483           $6,033
  Ratio of expenses to average net assets....        1.19%           0.99%            0.51%(c)
  Ratio of net investment income to average
    net assets...............................        2.04%           2.38%            3.29%(c)
  Ratio of expenses to average net assets*...        1.54%           1.66%            3.32%(c)
  Ratio of net investment income to average
    net assets*..............................        1.69%           1.71%            0.48%(c)
  Portfolio turnover rate**..................          70%             84%              66%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 3
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                             FOR THE YEAR    FOR THE YEAR        FOR THE
                                                 ENDED           ENDED         PERIOD ENDED
                                             JUNE 30, 1998   JUNE 30, 1997   June 30, 1996(a)
                                             -------------   -------------   ----------------
B SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF
  YEAR.....................................     $ 12.86         $ 10.90          $ 10.04(d)
                                                -------         -------          -------
Income from Investment Operations:
  Net investment income....................        0.19            0.14             0.12
  Net realized and unrealized gains on
    investments transactions...............        2.09            1.98             0.78
                                                -------         -------          -------
Total income from investment
  operations...............................        2.28            2.12             0.90
                                                -------         -------          -------
Less Dividends and Distributions:
  Dividends to shareholders from net
    investment income......................       (0.15)          (0.16)           (0.04)
  Distributions to shareholders from net
    realized gains on investment
    transactions...........................       (0.55)             --               --
                                                -------         -------          -------
Total Dividends and Distributions..........       (0.70)          (0.16)           (0.04)
                                                -------         -------          -------
Net change in net asset value per share....        1.58            1.96             0.86
                                                -------         -------          -------
NET ASSET VALUE PER SHARE, END OF YEAR.....     $ 14.44         $ 12.86          $ 10.90
                                                =======         =======          =======
Total return (excludes sales charge).......       18.34%          19.66%            8.98%(b)
Ratios/Supplemental Data:
  Net assets at end of year (000)..........     $41,868         $37,787          $16,441
  Ratio of expenses to average net
    assets.................................        1.94%           1.76%            1.34%(c)
  Ratio of net investment income to average
    net assets.............................        1.28%           1.59%            2.47%(c)
  Ratio of expenses to average net
    assets*................................        2.29%           2.40%            4.08%(c)
  Ratio of net investment income to average
    net assets*............................        0.93%           0.95%           (0.27%)(c)
  Portfolio turnover rate**................          70%             84%              66%

---------------

 * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

TIME HORIZON PORTFOLIO 3
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          FOR THE YEAR     FOR THE PERIOD
                                                              ENDED            ENDED
                                                          JUNE 30, 1998   June 30, 1997(a)
                                                          -------------   ----------------
K SHARES
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR............     $12.89            $10.48
                                                             ------            ------
Income from Investment Operations:
  Net investment income.................................       0.15              0.25
  Net realized and unrealized gains on investments
    transactions........................................       2.24              2.34
                                                             ------            ------
Total income from investment operations.................       2.39              2.59
                                                             ------            ------
Less Dividends and Distributions:
  Dividends to shareholders from net investment
    income..............................................      (0.22)            (0.18)
  Distributions to shareholders from net realized gains
    on investment transactions..........................      (0.55)               --
                                                             ------            ------
Total Dividends and Distributions.......................      (0.77)            (0.18)
                                                             ------            ------
Net change in net asset value per share.................       1.62              2.41
                                                             ------            ------
NET ASSET VALUE PER SHARE, END OF YEAR..................     $14.51            $12.89
                                                             ======            ======
Total return............................................      19.30%            24.94%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of year (000).......................     $  533            $   94
  Ratio of expenses to average net assets...............       1.69%             1.59%(c)
  Ratio of net investment income to average net
    assets..............................................       1.62%             1.53%(c)
  Ratio of expenses to average net assets*..............       2.03%             2.11%(c)
  Ratio of net investment income to average net
    assets*.............................................       1.28%             1.01%(c)
  Portfolio turnover rate**.............................         70%               84%

---------------

  * During the year, certain fees were voluntarily reduced and/or reimbursed. If such voluntary fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

 ** Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(a) Period from September 5, 1995 (inception date) to June 30, 1996.

(b) Not annualized.

(c) Annualized.

(d) Net asset value includes the effect of income earned on initial seed money for the year from July 28, 1995 (initial seed date) through September 4, 1995 (initial sale of shares to the public).

    See Notes to Financial Statements.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and
Shareholders of Time Horizon Funds

    In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Time Horizon Portfolio 1, Time Horizon Portfolio 2 and Time Horizon Portfolio 3 (constituting Time Horizon Funds, hereafter referred to as the "Funds") at June 30, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at June 30, 1998 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements of the Funds for the prior periods presented were audited by other independent accountants whose report dated August 8, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York

August 14, 1998

Time Horizon Funds
103 Bellevue Parkway
Wilmington, DE 19809

                                                                                       ------------------
                                                                                            Bulk Rate
                                                                                          U.S. Postage
                                                                                              PAID
                                                                                          New York, NY
                                                                                         Permit No. 8048
                                                                                       ------------------

TMH-0086